                                                                               .
                                                                               .
                                                                               .

                          CAPSTEAD MORTGAGE CORPORATION

                              INDEX TO EXHIBIT 10.4

NON-QUALIFIED STOCK OPTION AGREEMENTS:

EXHIBIT NO.       GRANTEE
-----------       -------
  10.4(a)         Michael W. Brown, Vice President - Asset and Liability
                  Management and Treasurer
  10.4(b)         Andrew F. Jacobs, President and Chief Executive Officer
  10.4(c)         Amar R. Patel, Senior Vice President - Asset and Liability
                  Management
  10.4(d)         Phillip A. Reinsch, Senior Vice President, Chief Financial
                  Officer and Secretary
  10.4(e)         Robert R. Spears, Jr., Senior Vice President - Asset and
                  Liability Management
  10.4(f)         Jack Biegler, Director
  10.4(g)         Gary Keiser, Director
  10.4(h)         Paul M. Low, Chairman of the Board
  10.4(i)         Christopher W. Mahowald, Director
  10.4(j)         Michael G. O'Neil, Director
  10.4(k)         Howard Rubin, Director
  10.4(l)         Mark S. Whiting, Director

RESTRICTED STOCK AGREEMENTS:

EXHIBIT NO.       GRANTEE
-----------       -------
  10.4(m)         Michael W. Brown, Vice President - Asset and Liability
                  Management and Treasurer
  10.4(n)         Andrew F. Jacobs, President and Chief Executive Officer
  10.4(o)         Amar R. Patel, Senior Vice President - Asset and Liability
                  Management
  10.4(p)         Phillip A. Reinsch, Senior Vice President, Chief Financial
                  Officer and Secretary
  10.4(q)         Robert R. Spears, Jr., Senior Vice President - Asset and
                  Liability Management
  10.4(r)         Jack Biegler, Director
  10.4(s)         Gary Keiser, Director
  10.4(t)         Paul M. Low, Chairman of the Board
  10.4(u)         Christopher W. Mahowald, Director
  10.4(v)         Michael G. O'Neil, Director
  10.4(w)         Howard Rubin, Director
  10.4(x)         Mark S. Whiting, Director

                                                                 EXHIBIT 10.4(a)

                          CAPSTEAD MORTGAGE CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                  FOR EMPLOYEES

      THIS AGREEMENT, made as of this 13th day of May, 2005, (hereinafter called the "Date of Grant") between Capstead Mortgage Corporation, a Maryland corporation (hereinafter called the "Company"), and Michael W. Brown (hereinafter called the "Optionee"):

                                R E C I T A L S:

      The Company has adopted the 2004 Flexible Long-Term Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

      The Company has determined that it is in the best interests of the Company and its stockholders to grant the Optionee the option provided for in this Agreement pursuant to the Plan on the terms set forth therein as an inducement to enter into or remain in the employment of the Company or one of its Affiliates, to enable the Optionee to participate in the long-term growth and financial success of the Company and as an increased incentive to contribute to the Company's future success and prosperity.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Grant of the Option. The Company hereby grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, 30,000 Shares (the "Option"). The purchase price of the Shares subject to this Option shall be $7.82 per Share (the "Exercise Price"). The Option is not intended to be treated as an option that complies with Section 422 of the Code or any successor provision thereto.

      2. Option Term. The term of the Option shall begin immediately and continue until the tenth anniversary of the Date of Grant, subject to earlier termination as hereinafter provided.

      (a) If the Optionee ceases to be an officer or employee of the Company or any Affiliate by reason of the Optionee's discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse and be forfeited immediately at the time of the Optionee's discharge for cause.

      (b) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right to exercise the Option up to the earlier of (i) six months from the Optionee's death or (ii) the remaining term of the Option.

      (c) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of the Optionee's resignation, Retirement, Disability or for any reason other than the

Optionee's death or discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse, and be forfeited upon the earlier of (i) six months after the date of the Optionee's termination of employment by reason of such employee's resignation, Retirement, Disability or such other reason or (ii) the remaining term of the Option, except that in case the Optionee shall die within six months after the date of termination of employment by reason of such employee's resignation, Retirement, Disability or such other reason, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to an additional three months from the date of the Optionee's death to exercise the Option.

      3. Vesting of Stock Options.

      (a) The Options shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                      Percentage of Shares              Cumulative
    Date            Vested on Specified Date       Percentage of Shares
-------------       ------------------------       --------------------
May 13, 2006                   25                           25
May 13, 2007                   25                           50
May 13, 2008                   25                           75
May 13, 2009                   25                          100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided below in paragraphs (b), (c), (d) or (e) below, no additional Options shall vest after:

            (i) termination of Optionee's employment with the Company or any Affiliate for any reason (including voluntary and involuntary discharge, Disability or Retirement), in which case the Optionee shall, at the time of termination, forfeit all right, title and interest in and to any Options not then vested;

            (ii) an Optionee working full-time at the Date of Grant reduces his/her scheduled hours worked per week below a standard 40-hour work week, in which case the Optionee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Options not then vested; or

            (iii) an Optionee working part-time at the Date of Grant reduces his/her scheduled hours worked per week below a standard 20-hour work week, in which case the Optionee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Options not then vested.

      (b) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of death, the personal representatives heirs, legatees or distributees of the Optionee, as appropriate, shall become fully vested in the Option effective on the date of the Optionee's death and shall have the immediate right to exercise the Option to the extent not previously exercised.

      (c) In the event of the dissolution or liquidation of the Company, the Option shall terminate as of a date to be fixed by the Board; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to the Optionee and the Optionee shall be fully vested in and shall have the right during such period to exercise the Option even though the Option would not otherwise be exercisable under the Vesting Schedule. At the end of such period, any unexercised portion of the Option shall terminate and be of no further effect.

      (d) In the event of a Reorganization:

            (1) If there is no plan or agreement respecting the Reorganization or if such plan or agreement does not specifically provide for the change, conversion or exchange of the Shares under the unexercised portion of the Option for other securities, then the provisions of the above paragraph
      (c) of this Section 3 shall apply as if the Company had dissolved or been liquidated on the effective date of the Reorganization; or

            (2) If there is a plan or agreement respecting the Reorganization and if such plan or agreement specifically provides for the change, conversion or exchange of the Shares under the unexercised portion of the Option for securities of another corporation, then the Board shall adjust the Shares under the unexercised portion of the Option in a manner not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion or exchange of such Shares and the Option.

      (e) In the event of a Change in Control of the Company, the Option shall become fully vested and immediately exercisable.

      4. Exercise of the Option.

      (a) This Option may be exercised as to Shares only in amounts and at intervals of time specified in this Agreement. Each exercise of the Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The Exercise Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

            (1) in cash (including check, bank draft or money order); or

            (2) by the delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price; provided, however, that such Shares, if acquired by the exercise of an Option shall have been owned by the Optionee for more than six months prior to exercise; or

            (3) by a combination of cash and Shares as described above; or

            (4) by arrangement with a broker acceptable to the Committee in which payment of the Exercise Price is made pursuant to an irrevocable direction from the Optionee to the broker to deliver the Company proceeds from the sale of the option Shares in an amount equal to the exercise price of the Shares.

      (b) The amount, as determined by the Committee, of any federal, state or local tax required to be withheld by the Company due to the exercise of the Option granted hereunder shall be satisfied either (i) by payment by the Optionee to the Company of the amount of such withholding obligation in cash or
(ii) through either the retention by the Company of a number of shares out of the Shares being acquired through the exercise of the Option granted hereunder or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation. The cash payment or the amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities.

      (c) The Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by this Agreement except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the Option granted hereunder.

      5. No Right to Continued Employment. This Agreement shall not confer on the Optionee any right to continue serving as an employee of the Company nor shall this Agreement limit in any way the Company's right to terminate or change the terms of the Optionee's employment.

      6. Adjustments Upon Changes in Capitalization or Reorganization. The number of Shares subject to the Option shall be adjusted from time to time as follows:

      (a) Subject to any required action by stockholders, the number of Shares subject to the option granted hereunder, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

      (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option granted hereunder would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares subject to the Option granted hereunder shall not be inconsistent with the terms of any such plan or agreement.

      (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination shall be final, binding and conclusive.

      Except as otherwise specifically provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to the Option granted hereunder.

      7. Non-Transferability of the Option. This Agreement, and the Option granted hereunder, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that this Agreement, and the Option granted hereunder, may be transferred to one or more members of the immediate family of the Optionee or to a trust for the benefit of such person or as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Agreement and the Option granted hereunder contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon this Agreement, and the Option granted hereunder, shall be null and void and without effect.

      8. Compliance with Securities and other Laws. In no event shall the Company be required to issue Shares under the Option granted hereunder, if the issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any issuance of Shares, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless such shares are registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

      9. Issuance of Shares. Upon the Company's determination that the Option granted hereunder has been validly exercised as to any of the Shares, the Committee shall, at its sole discretion, cause the Secretary of the Company to issue certificates in the Optionee's name for such Shares. The Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates, if any, to the Optionee, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      10. Alternative Award for Cancellation of the Option. For purposes of this Agreement, the payment to the Optionee of an alternative award or an amount in cash pursuant to the terms of Section 16 of the Plan in consideration of the cancellation of the Option granted hereunder shall extinguish any rights of the Optionee in connection with this Agreement.

      11. Notices. Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its

President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Optionee at the address appearing in the personnel records of the Company for such Optionee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      12. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

      13. Option Subject to Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      14. Amendment of Agreement. This Agreement may be amended, altered, suspended, discontinued or terminated by the Committee; provided that no such amendment, alteration, suspension or termination shall materially impair the rights of the Optionee hereunder without the consent of the Optionee.

      15. Administration of Plan and Agreement. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of the Plan and this Agreement by the Committee shall be final and conclusive.

      16. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant. By execution of this Agreement the Optionee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                   CAPSTEAD MORTGAGE CORPORATION

                                   By: /s/ ANDREW F. JACOBS
                                       ---------------------------------------
                                           Andrew F. Jacobs
                                           President and Chief Executive Officer

                                   [OPTIONEE]

                                   /s/ MICHAEL W. BROWN
                                   -------------------------------------------
                                         Michael W. Brown

                                                                 EXHIBIT 10.4(b)

                          CAPSTEAD MORTGAGE CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                  FOR EMPLOYEES

      THIS AGREEMENT, made as of this 13th day of May, 2005, (hereinafter called the "Date of Grant") between Capstead Mortgage Corporation, a Maryland corporation (hereinafter called the "Company"), and Andrew F. Jacobs (hereinafter called the "Optionee"):

                                R E C I T A L S:

      The Company has adopted the 2004 Flexible Long-Term Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

      The Company has determined that it is in the best interests of the Company and its stockholders to grant the Optionee the option provided for in this Agreement pursuant to the Plan on the terms set forth therein as an inducement to enter into or remain in the employment of the Company or one of its Affiliates, to enable the Optionee to participate in the long-term growth and financial success of the Company and as an increased incentive to contribute to the Company's future success and prosperity.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Grant of the Option. The Company hereby grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, 100,000 Shares (the "Option"). The purchase price of the Shares subject to this Option shall be $7.82 per Share (the "Exercise Price"). The Option is not intended to be treated as an option that complies with Section 422 of the Code or any successor provision thereto.

      2. Option Term. The term of the Option shall begin immediately and continue until the tenth anniversary of the Date of Grant, subject to earlier termination as hereinafter provided.

      (a) If the Optionee ceases to be an officer or employee of the Company or any Affiliate by reason of the Optionee's discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse and be forfeited immediately at the time of the Optionee's discharge for cause.

      (b) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right to exercise the Option up to the earlier of (i) six months from the Optionee's death or (ii) the remaining term of the Option.

      (c) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of the Optionee's resignation, Retirement, Disability or for any reason other than the

Optionee's death or discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse, and be forfeited upon the earlier of (i) six months after the date of the Optionee's termination of employment by reason of such employee's resignation, Retirement, Disability or such other reason or (ii) the remaining term of the Option, except that in case the Optionee shall die within six months after the date of termination of employment by reason of such employee's resignation, Retirement, Disability or such other reason, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to an additional three months from the date of the Optionee's death to exercise the Option.

      3. Vesting of Stock Options.

      (a) The Options shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                    Percentage of Shares           Cumulative
   Date           Vested on Specified Date    Percentage of Shares
------------      ------------------------    --------------------
May 13, 2006                 25                        25
May 13, 2007                 25                        50
May 13, 2008                 25                        75
May 13, 2009                 25                       100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided below in paragraphs (b), (c), (d) or (e) below, no additional Options shall vest after:

            (i) termination of Optionee's employment with the Company or any Affiliate for any reason (including voluntary and involuntary discharge, Disability or Retirement), in which case the Optionee shall, at the time of termination, forfeit all right, title and interest in and to any Options not then vested;

            (ii) an Optionee working full-time at the Date of Grant reduces his/her scheduled hours worked per week below a standard 40-hour work week, in which case the Optionee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Options not then vested; or

            (iii) an Optionee working part-time at the Date of Grant reduces his/her scheduled hours worked per week below a standard 20-hour work week, in which case the Optionee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Options not then vested.

      (b) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of death, the personal representatives heirs, legatees or distributees of the Optionee, as appropriate, shall become fully vested in the Option effective on the date of the Optionee's death and shall have the immediate right to exercise the Option to the extent not previously exercised.

      (c) In the event of the dissolution or liquidation of the Company, the Option shall terminate as of a date to be fixed by the Board; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to the Optionee and the Optionee shall be fully vested in and shall have the right during such period to exercise the Option even though the Option would not otherwise be exercisable under the Vesting Schedule. At the end of such period, any unexercised portion of the Option shall terminate and be of no further effect.

      (d) In the event of a Reorganization:

            (1) If there is no plan or agreement respecting the Reorganization or if such plan or agreement does not specifically provide for the change, conversion or exchange of the Shares under the unexercised portion of the Option for other securities, then the provisions of the above paragraph
      (c) of this Section 3 shall apply as if the Company had dissolved or been liquidated on the effective date of the Reorganization; or

            (2) If there is a plan or agreement respecting the Reorganization and if such plan or agreement specifically provides for the change, conversion or exchange of the Shares under the unexercised portion of the Option for securities of another corporation, then the Board shall adjust the Shares under the unexercised portion of the Option in a manner not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion or exchange of such Shares and the Option.

      (e) In the event of a Change in Control of the Company, the Option shall become fully vested and immediately exercisable.

      4. Exercise of the Option.

      (a) This Option may be exercised as to Shares only in amounts and at intervals of time specified in this Agreement. Each exercise of the Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The Exercise Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

            (1) in cash (including check, bank draft or money order); or

            (2) by the delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price; provided, however, that such Shares, if acquired by the exercise of an Option shall have been owned by the Optionee for more than six months prior to exercise; or

            (3) by a combination of cash and Shares as described above; or

            (4) by arrangement with a broker acceptable to the Committee in which payment of the Exercise Price is made pursuant to an irrevocable direction from the Optionee to the broker to deliver the Company proceeds from the sale of the option Shares in an amount equal to the exercise price of the Shares.

      (b) The amount, as determined by the Committee, of any federal, state or local tax required to be withheld by the Company due to the exercise of the Option granted hereunder shall be satisfied either (i) by payment by the Optionee to the Company of the amount of such withholding obligation in cash or
(ii) through either the retention by the Company of a number of shares out of the Shares being acquired through the exercise of the Option granted hereunder or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation. The cash payment or the amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities.

      (c) The Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by this Agreement except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the Option granted hereunder.

      5. No Right to Continued Employment. This Agreement shall not confer on the Optionee any right to continue serving as an employee of the Company nor shall this Agreement limit in any way the Company's right to terminate or change the terms of the Optionee's employment.

      6. Adjustments Upon Changes in Capitalization or Reorganization. The number of Shares subject to the Option shall be adjusted from time to time as follows:

      (a) Subject to any required action by stockholders, the number of Shares subject to the option granted hereunder, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

      (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option granted hereunder would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares subject to the Option granted hereunder shall not be inconsistent with the terms of any such plan or agreement.

      (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination shall be final, binding and conclusive.

      Except as otherwise specifically provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to the Option granted hereunder.

      7. Non-Transferability of the Option. This Agreement, and the Option granted hereunder, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that this Agreement, and the Option granted hereunder, may be transferred to one or more members of the immediate family of the Optionee or to a trust for the benefit of such person or as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Agreement and the Option granted hereunder contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon this Agreement, and the Option granted hereunder, shall be null and void and without effect.

      8. Compliance with Securities and other Laws. In no event shall the Company be required to issue Shares under the Option granted hereunder, if the issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any issuance of Shares, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless such shares are registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

      9. Issuance of Shares. Upon the Company's determination that the Option granted hereunder has been validly exercised as to any of the Shares, the Committee shall, at its sole discretion, cause the Secretary of the Company to issue certificates in the Optionee's name for such Shares. The Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates, if any, to the Optionee, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      10. Alternative Award for Cancellation of the Option. For purposes of this Agreement, the payment to the Optionee of an alternative award or an amount in cash pursuant to the terms of Section 16 of the Plan in consideration of the cancellation of the Option granted hereunder shall extinguish any rights of the Optionee in connection with this Agreement.

      11. Notices. Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its

President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Optionee at the address appearing in the personnel records of the Company for such Optionee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      12. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

      13. Option Subject to Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      14. Amendment of Agreement. This Agreement may be amended, altered, suspended, discontinued or terminated by the Committee; provided that no such amendment, alteration, suspension or termination shall materially impair the rights of the Optionee hereunder without the consent of the Optionee.

      15. Administration of Plan and Agreement. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of the Plan and this Agreement by the Committee shall be final and conclusive.

      16. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant. By execution of this Agreement the Optionee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                     CAPSTEAD MORTGAGE CORPORATION

                                     By: /s/ PHILLIP A. REINSCH
                                         ---------------------------------------
                                             Phillip A. Reinsch
                                             Senior Vice President and Chief
                                             Financial Officer

                                     [OPTIONEE]

                                     /s/ ANDREW F. JACOBS
                                     -------------------------------------------
                                          Andrew F. Jacobs

                                                                 EXHIBIT 10.4(c)

                          CAPSTEAD MORTGAGE CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                  FOR EMPLOYEES

      THIS AGREEMENT, made as of this 13th day of May, 2005, (hereinafter called the "Date of Grant") between Capstead Mortgage Corporation, a Maryland corporation (hereinafter called the "Company"), and Amar R. Patel (hereinafter called the "Optionee"):

                                R E C I T A L S:

      The Company has adopted the 2004 Flexible Long-Term Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

      The Company has determined that it is in the best interests of the Company and its stockholders to grant the Optionee the option provided for in this Agreement pursuant to the Plan on the terms set forth therein as an inducement to enter into or remain in the employment of the Company or one of its Affiliates, to enable the Optionee to participate in the long-term growth and financial success of the Company and as an increased incentive to contribute to the Company's future success and prosperity.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Grant of the Option. The Company hereby grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, 50,000 Shares (the "Option"). The purchase price of the Shares subject to this Option shall be $7.82 per Share (the "Exercise Price"). The Option is not intended to be treated as an option that complies with Section 422 of the Code or any successor provision thereto.

      2. Option Term. The term of the Option shall begin immediately and continue until the tenth anniversary of the Date of Grant, subject to earlier termination as hereinafter provided.

      (a) If the Optionee ceases to be an officer or employee of the Company or any Affiliate by reason of the Optionee's discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse and be forfeited immediately at the time of the Optionee's discharge for cause.

      (b) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right to exercise the Option up to the earlier of (i) six months from the Optionee's death or (ii) the remaining term of the Option.

      (c) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of the Optionee's resignation, Retirement, Disability or for any reason other than the

Optionee's death or discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse, and be forfeited upon the earlier of (i) six months after the date of the Optionee's termination of employment by reason of such employee's resignation, Retirement, Disability or such other reason or (ii) the remaining term of the Option, except that in case the Optionee shall die within six months after the date of termination of employment by reason of such employee's resignation, Retirement, Disability or such other reason, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to an additional three months from the date of the Optionee's death to exercise the Option.

      3. Vesting of Stock Options.

      (a) The Options shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                      Percentage of Shares               Cumulative
    Date            Vested on Specified Date        Percentage of Shares
------------        ------------------------        --------------------
May 13, 2006                 25                            25
May 13, 2007                 25                            50
May 13, 2008                 25                            75
May 13, 2009                 25                           100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided below in paragraphs (b), (c), (d) or (e) below, no additional Options shall vest after:

            (i) termination of Optionee's employment with the Company or any Affiliate for any reason (including voluntary and involuntary discharge, Disability or Retirement), in which case the Optionee shall, at the time of termination, forfeit all right, title and interest in and to any Options not then vested;

            (ii) an Optionee working full-time at the Date of Grant reduces his/her scheduled hours worked per week below a standard 40-hour work week, in which case the Optionee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Options not then vested; or

            (iii) an Optionee working part-time at the Date of Grant reduces his/her scheduled hours worked per week below a standard 20-hour work week, in which case the Optionee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Options not then vested.

      (b) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of death, the personal representatives heirs, legatees or distributees of the Optionee, as appropriate, shall become fully vested in the Option effective on the date of the Optionee's death and shall have the immediate right to exercise the Option to the extent not previously exercised.

      (c) In the event of the dissolution or liquidation of the Company, the Option shall terminate as of a date to be fixed by the Board; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to the Optionee and the Optionee shall be fully vested in and shall have the right during such period to exercise the Option even though the Option would not otherwise be exercisable under the Vesting Schedule. At the end of such period, any unexercised portion of the Option shall terminate and be of no further effect.

      (d) In the event of a Reorganization:

            (1) If there is no plan or agreement respecting the Reorganization or if such plan or agreement does not specifically provide for the change, conversion or exchange of the Shares under the unexercised portion of the Option for other securities, then the provisions of the above paragraph
      (c) of this Section 3 shall apply as if the Company had dissolved or been liquidated on the effective date of the Reorganization; or

            (2) If there is a plan or agreement respecting the Reorganization and if such plan or agreement specifically provides for the change, conversion or exchange of the Shares under the unexercised portion of the Option for securities of another corporation, then the Board shall adjust the Shares under the unexercised portion of the Option in a manner not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion or exchange of such Shares and the Option.

      (e) In the event of a Change in Control of the Company, the Option shall become fully vested and immediately exercisable.

      4. Exercise of the Option.

      (a) This Option may be exercised as to Shares only in amounts and at intervals of time specified in this Agreement. Each exercise of the Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The Exercise Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

            (1) in cash (including check, bank draft or money order); or

            (2) by the delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price; provided, however, that such Shares, if acquired by the exercise of an Option shall have been owned by the Optionee for more than six months prior to exercise; or

            (3) by a combination of cash and Shares as described above; or

            (4) by arrangement with a broker acceptable to the Committee in which payment of the Exercise Price is made pursuant to an irrevocable direction from the Optionee to the broker to deliver the Company proceeds from the sale of the option Shares in an amount equal to the exercise price of the Shares.

      (b) The amount, as determined by the Committee, of any federal, state or local tax required to be withheld by the Company due to the exercise of the Option granted hereunder shall be satisfied either (i) by payment by the Optionee to the Company of the amount of such withholding obligation in cash or
(ii) through either the retention by the Company of a number of shares out of the Shares being acquired through the exercise of the Option granted hereunder or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation. The cash payment or the amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities.

      (c) The Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by this Agreement except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the Option granted hereunder.

      5. No Right to Continued Employment. This Agreement shall not confer on the Optionee any right to continue serving as an employee of the Company nor shall this Agreement limit in any way the Company's right to terminate or change the terms of the Optionee's employment.

      6. Adjustments Upon Changes in Capitalization or Reorganization. The number of Shares subject to the Option shall be adjusted from time to time as follows:

      (a) Subject to any required action by stockholders, the number of Shares subject to the option granted hereunder, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

      (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option granted hereunder would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares subject to the Option granted hereunder shall not be inconsistent with the terms of any such plan or agreement.

      (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination shall be final, binding and conclusive.

      Except as otherwise specifically provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to the Option granted hereunder.

      7. Non-Transferability of the Option. This Agreement, and the Option granted hereunder, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that this Agreement, and the Option granted hereunder, may be transferred to one or more members of the immediate family of the Optionee or to a trust for the benefit of such person or as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Agreement and the Option granted hereunder contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon this Agreement, and the Option granted hereunder, shall be null and void and without effect.

      8. Compliance with Securities and other Laws. In no event shall the Company be required to issue Shares under the Option granted hereunder, if the issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any issuance of Shares, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless such shares are registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

      9. Issuance of Shares. Upon the Company's determination that the Option granted hereunder has been validly exercised as to any of the Shares, the Committee shall, at its sole discretion, cause the Secretary of the Company to issue certificates in the Optionee's name for such Shares. The Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates, if any, to the Optionee, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      10. Alternative Award for Cancellation of the Option. For purposes of this Agreement, the payment to the Optionee of an alternative award or an amount in cash pursuant to the terms of Section 16 of the Plan in consideration of the cancellation of the Option granted hereunder shall extinguish any rights of the Optionee in connection with this Agreement.

      11. Notices. Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its

President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Optionee at the address appearing in the personnel records of the Company for such Optionee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      12. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

      13. Option Subject to Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      14. Amendment of Agreement. This Agreement may be amended, altered, suspended, discontinued or terminated by the Committee; provided that no such amendment, alteration, suspension or termination shall materially impair the rights of the Optionee hereunder without the consent of the Optionee.

      15. Administration of Plan and Agreement. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of the Plan and this Agreement by the Committee shall be final and conclusive.

      16. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant. By execution of this Agreement the Optionee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                   CAPSTEAD MORTGAGE CORPORATION

                                   By: /s/ ANDREW F. JACOBS
                                       -----------------------------------------
                                           Andrew F. Jacobs
                                           President and Chief Executive Officer

                                   [OPTIONEE]

                                   /s/ AMAR R. PATEL
                                   ---------------------------------------------
                                          Amar R. Patel

                                                                 EXHIBIT 10.4(d)

                          CAPSTEAD MORTGAGE CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                  FOR EMPLOYEES

      THIS AGREEMENT, made as of this 13th day of May, 2005, (hereinafter called the "Date of Grant") between Capstead Mortgage Corporation, a Maryland corporation (hereinafter called the "Company"), and Phillip A. Reinsch (hereinafter called the "Optionee"):

                               R E C I T A L S:

      The Company has adopted the 2004 Flexible Long-Term Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

      The Company has determined that it is in the best interests of the Company and its stockholders to grant the Optionee the option provided for in this Agreement pursuant to the Plan on the terms set forth therein as an inducement to enter into or remain in the employment of the Company or one of its Affiliates, to enable the Optionee to participate in the long-term growth and financial success of the Company and as an increased incentive to contribute to the Company's future success and prosperity.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Grant of the Option. The Company hereby grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, 50,000 Shares (the "Option"). The purchase price of the Shares subject to this Option shall be $7.82 per Share (the "Exercise Price"). The Option is not intended to be treated as an option that complies with Section 422 of the Code or any successor provision thereto.

      2. Option Term. The term of the Option shall begin immediately and continue until the tenth anniversary of the Date of Grant, subject to earlier termination as hereinafter provided.

      (a) If the Optionee ceases to be an officer or employee of the Company or any Affiliate by reason of the Optionee's discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse and be forfeited immediately at the time of the Optionee's discharge for cause.

      (b) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right to exercise the Option up to the earlier of (i) six months from the Optionee's death or (ii) the remaining term of the Option.

      (c) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of the Optionee's resignation, Retirement, Disability or for any reason other than the

Optionee's death or discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse, and be forfeited upon the earlier of (i) six months after the date of the Optionee's termination of employment by reason of such employee's resignation, Retirement, Disability or such other reason or (ii) the remaining term of the Option, except that in case the Optionee shall die within six months after the date of termination of employment by reason of such employee's resignation, Retirement, Disability or such other reason, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to an additional three months from the date of the Optionee's death to exercise the Option.

      3. Vesting of Stock Options.

      (a) The Options shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                Percentage of Shares            Cumulative
     Date      Vested on Specified Date     Percentage of Shares
------------   ------------------------     --------------------
May 13, 2006            25                           25
May 13, 2007            25                           50
May 13, 2008            25                           75
May 13, 2009            25                          100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided below in paragraphs (b), (c), (d) or (e) below, no additional Options shall vest after:

            (i) termination of Optionee's employment with the Company or any Affiliate for any reason (including voluntary and involuntary discharge, Disability or Retirement), in which case the Optionee shall, at the time of termination, forfeit all right, title and interest in and to any Options not then vested;

            (ii) an Optionee working full-time at the Date of Grant reduces his/her scheduled hours worked per week below a standard 40-hour work week, in which case the Optionee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Options not then vested; or

            (iii) an Optionee working part-time at the Date of Grant reduces his/her scheduled hours worked per week below a standard 20-hour work week, in which case the Optionee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Options not then vested.

      (b) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of death, the personal representatives heirs, legatees or distributees of the Optionee, as appropriate, shall become fully vested in the Option effective on the date of the Optionee's death and shall have the immediate right to exercise the Option to the extent not previously exercised.

      (c) In the event of the dissolution or liquidation of the Company, the Option shall terminate as of a date to be fixed by the Board; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to the Optionee and the Optionee shall be fully vested in and shall have the right during such period to exercise the Option even though the Option would not otherwise be exercisable under the Vesting Schedule. At the end of such period, any unexercised portion of the Option shall terminate and be of no further effect.

      (d) In the event of a Reorganization:

            (1) If there is no plan or agreement respecting the Reorganization or if such plan or agreement does not specifically provide for the change, conversion or exchange of the Shares under the unexercised portion of the Option for other securities, then the provisions of the above paragraph
      (c) of this Section 3 shall apply as if the Company had dissolved or been liquidated on the effective date of the Reorganization; or

            (2) If there is a plan or agreement respecting the Reorganization and if such plan or agreement specifically provides for the change, conversion or exchange of the Shares under the unexercised portion of the Option for securities of another corporation, then the Board shall adjust the Shares under the unexercised portion of the Option in a manner not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion or exchange of such Shares and the Option.

      (e) In the event of a Change in Control of the Company, the Option shall become fully vested and immediately exercisable.

      4. Exercise of the Option.

      (a) This Option may be exercised as to Shares only in amounts and at intervals of time specified in this Agreement. Each exercise of the Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The Exercise Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

            (1) in cash (including check, bank draft or money order); or

            (2) by the delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price; provided, however, that such Shares, if acquired by the exercise of an Option shall have been owned by the Optionee for more than six months prior to exercise; or

            (3) by a combination of cash and Shares as described above; or

            (4) by arrangement with a broker acceptable to the Committee in which payment of the Exercise Price is made pursuant to an irrevocable direction from the Optionee to the broker to deliver the Company proceeds from the sale of the option Shares in an amount equal to the exercise price of the Shares.

      (b) The amount, as determined by the Committee, of any federal, state or local tax required to be withheld by the Company due to the exercise of the Option granted hereunder shall be satisfied either (i) by payment by the Optionee to the Company of the amount of such withholding obligation in cash or
(ii) through either the retention by the Company of a number of shares out of the Shares being acquired through the exercise of the Option granted hereunder or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation. The cash payment or the amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities.

      (c) The Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by this Agreement except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the Option granted hereunder.

      5. No Right to Continued Employment. This Agreement shall not confer on the Optionee any right to continue serving as an employee of the Company nor shall this Agreement limit in any way the Company's right to terminate or change the terms of the Optionee's employment.

      6. Adjustments Upon Changes in Capitalization or Reorganization. The number of Shares subject to the Option shall be adjusted from time to time as follows:

      (a) Subject to any required action by stockholders, the number of Shares subject to the option granted hereunder, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

      (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option granted hereunder would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares subject to the Option granted hereunder shall not be inconsistent with the terms of any such plan or agreement.

      (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination shall be final, binding and conclusive.

      Except as otherwise specifically provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to the Option granted hereunder.

      7. Non-Transferability of the Option. This Agreement, and the Option granted hereunder, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that this Agreement, and the Option granted hereunder, may be transferred to one or more members of the immediate family of the Optionee or to a trust for the benefit of such person or as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Agreement and the Option granted hereunder contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon this Agreement, and the Option granted hereunder, shall be null and void and without effect.

      8. Compliance with Securities and other Laws. In no event shall the Company be required to issue Shares under the Option granted hereunder, if the issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any issuance of Shares, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless such shares are registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

      9. Issuance of Shares. Upon the Company's determination that the Option granted hereunder has been validly exercised as to any of the Shares, the Committee shall, at its sole discretion, cause the Secretary of the Company to issue certificates in the Optionee's name for such Shares. The Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates, if any, to the Optionee, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      10. Alternative Award for Cancellation of the Option. For purposes of this Agreement, the payment to the Optionee of an alternative award or an amount in cash pursuant to the terms of Section 16 of the Plan in consideration of the cancellation of the Option granted hereunder shall extinguish any rights of the Optionee in connection with this Agreement.

      11. Notices. Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its

President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Optionee at the address appearing in the personnel records of the Company for such Optionee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      12. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

      13. Option Subject to Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      14. Amendment of Agreement. This Agreement may be amended, altered, suspended, discontinued or terminated by the Committee; provided that no such amendment, alteration, suspension or termination shall materially impair the rights of the Optionee hereunder without the consent of the Optionee.

      15. Administration of Plan and Agreement. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of the Plan and this Agreement by the Committee shall be final and conclusive.

      16. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant. By execution of this Agreement the Optionee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                  CAPSTEAD MORTGAGE CORPORATION

                                  By: /s/ ANDREW F. JACOBS
                                     --------------------------------------
                                          Andrew F. Jacobs
                                          President and Chief Executive Officer

                                  [OPTIONEE]

                                  /s/ PHILLIP A. REINSCH
                                  -----------------------------------------
                                         Phillip A. Reinsch

                                                                 EXHIBIT 10.4(e)

                          CAPSTEAD MORTGAGE CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT
                                  FOR EMPLOYEES

      THIS AGREEMENT, made as of this 13th day of May, 2005, (hereinafter called the "Date of Grant") between Capstead Mortgage Corporation, a Maryland corporation (hereinafter called the "Company"), and Robert R. Spears, Jr. (hereinafter called the "Optionee"):

                                    RECITALS:

      The Company has adopted the 2004 Flexible Long-Term Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

      The Company has determined that it is in the best interests of the Company and its stockholders to grant the Optionee the option provided for in this Agreement pursuant to the Plan on the terms set forth therein as an inducement to enter into or remain in the employment of the Company or one of its Affiliates, to enable the Optionee to participate in the long-term growth and financial success of the Company and as an increased incentive to contribute to the Company's future success and prosperity.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Grant of the Option. The Company hereby grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, 50,000 Shares (the "Option"). The purchase price of the Shares subject to this Option shall be $7.82 per Share (the "Exercise Price"). The Option is not intended to be treated as an option that complies with Section 422 of the Code or any successor provision thereto.

      2. Option Term. The term of the Option shall begin immediately and continue until the tenth anniversary of the Date of Grant, subject to earlier termination as hereinafter provided.

      (a) If the Optionee ceases to be an officer or employee of the Company or any Affiliate by reason of the Optionee's discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse and be forfeited immediately at the time of the Optionee's discharge for cause.

      (b) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right to exercise the Option up to the earlier of (i) six months from the Optionee's death or (ii) the remaining term of the Option.

      (c) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of the Optionee's resignation, Retirement, Disability or for any reason other than the

Optionee's death or discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse, and be forfeited upon the earlier of (i) six months after the date of the Optionee's termination of employment by reason of such employee's resignation, Retirement, Disability or such other reason or (ii) the remaining term of the Option, except that in case the Optionee shall die within six months after the date of termination of employment by reason of such employee's resignation, Retirement, Disability or such other reason, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to an additional three months from the date of the Optionee's death to exercise the Option.

      3. Vesting of Stock Options.

      (a) The Options shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                        Percentage of Shares                 Cumulative
    Date              Vested on Specified Date         Percentage of Shares
------------          ------------------------         --------------------
May 13, 2006                     25                             25
May 13, 2007                     25                             50
May 13, 2008                     25                             75
May 13, 2009                     25                            100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided below in paragraphs (b), (c), (d) or (e) below, no additional Options shall vest after:

            (i) termination of Optionee's employment with the Company or any Affiliate for any reason (including voluntary and involuntary discharge, Disability or Retirement), in which case the Optionee shall, at the time of termination, forfeit all right, title and interest in and to any Options not then vested;

            (ii) an Optionee working full-time at the Date of Grant reduces his/her scheduled hours worked per week below a standard 40-hour work week, in which case the Optionee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Options not then vested; or

            (iii) an Optionee working part-time at the Date of Grant reduces his/her scheduled hours worked per week below a standard 20-hour work week, in which case the Optionee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Options not then vested.

      (b) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of death, the personal representatives heirs, legatees or distributees of the Optionee, as appropriate, shall become fully vested in the Option effective on the date of the Optionee's death and shall have the immediate right to exercise the Option to the extent not previously exercised.

      (c) In the event of the dissolution or liquidation of the Company, the Option shall terminate as of a date to be fixed by the Board; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to the Optionee and the Optionee shall be fully vested in and shall have the right during such period to exercise the Option even though the Option would not otherwise be exercisable under the Vesting Schedule. At the end of such period, any unexercised portion of the Option shall terminate and be of no further effect.

      (d) In the event of a Reorganization:

            (1) If there is no plan or agreement respecting the Reorganization or if such plan or agreement does not specifically provide for the change, conversion or exchange of the Shares under the unexercised portion of the Option for other securities, then the provisions of the above paragraph
      (c) of this Section 3 shall apply as if the Company had dissolved or been liquidated on the effective date of the Reorganization; or

            (2) If there is a plan or agreement respecting the Reorganization and if such plan or agreement specifically provides for the change, conversion or exchange of the Shares under the unexercised portion of the Option for securities of another corporation, then the Board shall adjust the Shares under the unexercised portion of the Option in a manner not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion or exchange of such Shares and the Option.

      (e) In the event of a Change in Control of the Company, the Option shall become fully vested and immediately exercisable.

      4. Exercise of the Option.

      (a) This Option may be exercised as to Shares only in amounts and at intervals of time specified in this Agreement. Each exercise of the Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The Exercise Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

            (1) in cash (including check, bank draft or money order); or

            (2) by the delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price; provided, however, that such Shares, if acquired by the exercise of an Option shall have been owned by the Optionee for more than six months prior to exercise; or

            (3) by a combination of cash and Shares as described above; or

            (4) by arrangement with a broker acceptable to the Committee in which payment of the Exercise Price is made pursuant to an irrevocable direction from the Optionee to the broker to deliver the Company proceeds from the sale of the option Shares in an amount equal to the exercise price of the Shares.

      (b) The amount, as determined by the Committee, of any federal, state or local tax required to be withheld by the Company due to the exercise of the Option granted hereunder shall be satisfied either (i) by payment by the Optionee to the Company of the amount of such withholding obligation in cash or
(ii) through either the retention by the Company of a number of shares out of the Shares being acquired through the exercise of the Option granted hereunder or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation. The cash payment or the amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities.

      (c) The Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by this Agreement except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the Option granted hereunder.

      5. No Right to Continued Employment. This Agreement shall not confer on the Optionee any right to continue serving as an employee of the Company nor shall this Agreement limit in any way the Company's right to terminate or change the terms of the Optionee's employment.

      6. Adjustments Upon Changes in Capitalization or Reorganization. The number of Shares subject to the Option shall be adjusted from time to time as follows:

      (a) Subject to any required action by stockholders, the number of Shares subject to the option granted hereunder, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

      (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option granted hereunder would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares subject to the Option granted hereunder shall not be inconsistent with the terms of any such plan or agreement.

      (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination shall be final, binding and conclusive.

      Except as otherwise specifically provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to the Option granted hereunder.

      7. Non-Transferability of the Option. This Agreement, and the Option granted hereunder, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that this Agreement, and the Option granted hereunder, may be transferred to one or more members of the immediate family of the Optionee or to a trust for the benefit of such person or as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Agreement and the Option granted hereunder contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon this Agreement, and the Option granted hereunder, shall be null and void and without effect.

      8. Compliance with Securities and other Laws. In no event shall the Company be required to issue Shares under the Option granted hereunder, if the issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any issuance of Shares, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless such shares are registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

      9. Issuance of Shares. Upon the Company's determination that the Option granted hereunder has been validly exercised as to any of the Shares, the Committee shall, at its sole discretion, cause the Secretary of the Company to issue certificates in the Optionee's name for such Shares. The Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates, if any, to the Optionee, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      10. Alternative Award for Cancellation of the Option. For purposes of this Agreement, the payment to the Optionee of an alternative award or an amount in cash pursuant to the terms of Section 16 of the Plan in consideration of the cancellation of the Option granted hereunder shall extinguish any rights of the Optionee in connection with this Agreement.

      11. Notices. Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its

President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Optionee at the address appearing in the personnel records of the Company for such Optionee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      12. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

      13. Option Subject to Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      14. Amendment of Agreement. This Agreement may be amended, altered, suspended, discontinued or terminated by the Committee; provided that no such amendment, alteration, suspension or termination shall materially impair the rights of the Optionee hereunder without the consent of the Optionee.

      15. Administration of Plan and Agreement. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of the Plan and this Agreement by the Committee shall be final and conclusive.

      16. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant. By execution of this Agreement the Optionee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                             CAPSTEAD MORTGAGE CORPORATION

                             By: /s/ ANDREW F. JACOBS
                                 -----------------------------------------
                                 Andrew F. Jacobs
                                 President and Chief Executive Officer

                             [OPTIONEE]

                             /s/ ROBERT R. SPEARS, JR.
                             --------------------------------------------
                                 Robert R. Spears, Jr.

                                                                 EXHIBIT 10.4(f)

                          CAPSTEAD MORTGAGE CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

      THIS AGREEMENT, made as of this 21st day of June, 2005 (hereinafter called the "Date of Grant"), between Capstead Mortgage Corporation, a Maryland corporation (hereinafter called the "Company"), and Jack Biegler (hereinafter called the "Optionee"):

                                    RECITALS:

      The Company has adopted the 2004 Flexible Long-Term Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

      The Company has determined that it is in the best interests of the Company and its stockholders to grant the option provided for herein to the Optionee pursuant to the Plan on the terms set forth herein as an inducement to become or remain a director of the Company, to enable the Optionee to participate in the long-term growth and financial success of the Company and as an increased incentive to contribute to the Company's future success and prosperity.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Grant of the Option. (a) The Company hereby grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, 10,000 Shares (the "Option"). The purchase price of the Shares subject to this Option shall be $8.57 per Share (the "Exercise Price"). This Option is not intended to be treated as an option that complies with Section 422 of the Code, or any successor provision thereto.

      2. Option Term. The term of the Option shall begin immediately and continue until the tenth anniversary of the Date of Grant, subject to earlier termination as hereinafter provided.

      (a) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse and be forfeited immediately at the time of the Optionee's discharge for cause.

      (b) If the Optionee ceases to be a director of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right to exercise the Option up to the earlier of (i) six months from the Optionee's death or (ii) the remaining term of the Option.

      (c) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's resignation, Retirement, Disability or for any reason other than the Optionee's death or discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse, and be forfeited upon the earlier of (i) six months after the date Optionee's service as a director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason or (ii) the remaining term of the Option, except that in case the Optionee shall die within six months after the date Optionee's service as an Eligible Director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to an additional three months from the date of the Optionee's death to exercise the Option.

      3. Exercise of Option.

      (a) This Option is immediately exercisable. Each exercise of the Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The Exercise Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

            (1) in cash (including check, bank draft or money order); or

            (2) by the delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price; provided, however, that such Shares, if acquired by the exercise of an Option shall have been owned by the Optionee for more than six months prior to exercise; or

            (3) by a combination of cash and Shares as described above; or

            (4) by arrangement with a broker acceptable to the Committee in which payment of the Exercise Price is made pursuant to an irrevocable direction from the Optionee to the broker to deliver the Company proceeds from the sale of the option Shares in an amount equal to the exercise price of the Shares.

      (b) The Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by this Agreement except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the Option granted hereunder.

      4. Adjustments Upon Changes in Capitalization or Reorganization. The number of Shares subject to the Option shall be adjusted from time to time as follows:

      (a) Subject to any required action by stockholders, the number of Shares subject to the option granted hereunder, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

      (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option granted hereunder would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares subject to the Option granted hereunder shall not be inconsistent with the terms of any such plan or agreement.

      (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

      Except as otherwise specifically provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to the Option granted hereunder.

      5. Non-Transferability of the Option. This Agreement, and the Option granted hereunder, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that this Agreement, and the Option granted hereunder, may be transferred to one or more members of the immediate family of the Optionee or to a trust for the benefit of such person or as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Agreement and the Option granted hereunder contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon this Agreement, and the Option granted hereunder, shall be null and void and without effect.

      6. Compliance with Securities and other Laws. In no event shall the Company be required to issue Shares under the Option granted hereunder, if the issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any issuance of Shares, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless such shares are registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

      7. Issuance of Shares. Upon the Company's determination that the Option granted hereunder has been validly exercised as to any of the Shares, the Committee shall, at its sole discretion, cause the Secretary of the Company to issue certificates in the Optionee's name for such Shares. The Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates, if any, to the Optionee, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      8. Alternative Award for Cancellation of the Option. For purposes of this Agreement, the payment to the Optionee of an alternative award or an amount in cash pursuant to the terms of Section 16 of the Plan in consideration of the cancellation of the Option granted hereunder shall extinguish any rights of the Optionee in connection with this Agreement.

      9. Notices. Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Optionee at the address appearing in the personnel records of the Company for such Optionee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      10. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

      11. Option Subject to Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      12. Amendment of Agreement. This Agreement may be amended, altered, suspended, discontinued or terminated by the Committee; provided that no such amendment, alteration suspension or termination shall materially impair the rights of the Optionee hereunder without the consent of the Optionee.

      13. Administration of Plan and Agreement. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of the Plan and this Agreement by the Committee shall be final and conclusive.

      14. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant. By execution of this Agreement, the Optionee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                             CAPSTEAD MORTGAGE CORPORATION

                             By: /s/ ANDREW F. JACOBS
                             --------------------------------------------
                                 President and Chief Executive Officer

                             [OPTIONEE]

                             /s/ JACK BIEGLER
                             ----------------------------------------------
                                 Jack Biegler

                                                                 EXHIBIT 10.4(g)

                          CAPSTEAD MORTGAGE CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

      THIS AGREEMENT, made as of this 13th day of May, 2005 (hereinafter called the "Date of Grant"), between Capstead Mortgage Corporation, a Maryland corporation (hereinafter called the "Company"), and Gary Keiser (hereinafter called the "Optionee"):

                                    RECITALS:

      The Company has adopted the 2004 Flexible Long-Term Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

      The Company has determined that it is in the best interests of the Company and its stockholders to grant the option provided for herein to the Optionee pursuant to the Plan on the terms set forth herein as an inducement to become or remain a director of the Company, to enable the Optionee to participate in the long-term growth and financial success of the Company and as an increased incentive to contribute to the Company's future success and prosperity.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Grant of the Option. (a) The Company hereby grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, 10,000 Shares (the "Option"). The purchase price of the Shares subject to this Option shall be $7.82 per Share (the "Exercise Price"). This Option is not intended to be treated as an option that complies with Section 422 of the Code, or any successor provision thereto.

      2. Option Term. The term of the Option shall begin immediately and continue until the tenth anniversary of the Date of Grant, subject to earlier termination as hereinafter provided.

      (a) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse and be forfeited immediately at the time of the Optionee's discharge for cause.

      (b) If the Optionee ceases to be a director of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right to exercise the Option up to the earlier of (i) six months from the Optionee's death or (ii) the remaining term of the Option.

      (c) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's resignation, Retirement, Disability or for any reason other than the Optionee's death or discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse, and be forfeited upon the earlier of (i) six months after the date Optionee's service as a director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason or (ii) the remaining term of the Option, except that in case the Optionee shall die within six months after the date Optionee's service as an Eligible Director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to an additional three months from the date of the Optionee's death to exercise the Option.

      3. Exercise of Option.

      (a) This Option is immediately exercisable. Each exercise of the Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The Exercise Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

            (1) in cash (including check, bank draft or money order); or

            (2) by the delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price; provided, however, that such Shares, if acquired by the exercise of an Option shall have been owned by the Optionee for more than six months prior to exercise; or

            (3) by a combination of cash and Shares as described above; or

            (4) by arrangement with a broker acceptable to the Committee in which payment of the Exercise Price is made pursuant to an irrevocable direction from the Optionee to the broker to deliver the Company proceeds from the sale of the option Shares in an amount equal to the exercise price of the Shares.

      (b) The Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by this Agreement except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the Option granted hereunder.

      4. Adjustments Upon Changes in Capitalization or Reorganization. The number of Shares subject to the Option shall be adjusted from time to time as follows:

      (a) Subject to any required action by stockholders, the number of Shares subject to the option granted hereunder, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

      (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option granted hereunder would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares subject to the Option granted hereunder shall not be inconsistent with the terms of any such plan or agreement.

      (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

      Except as otherwise specifically provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to the Option granted hereunder.

      5. Non-Transferability of the Option. This Agreement, and the Option granted hereunder, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that this Agreement, and the Option granted hereunder, may be transferred to one or more members of the immediate family of the Optionee or to a trust for the benefit of such person or as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Agreement and the Option granted hereunder contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon this Agreement, and the Option granted hereunder, shall be null and void and without effect.

      6. Compliance with Securities and other Laws. In no event shall the Company be required to issue Shares under the Option granted hereunder, if the issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any issuance of Shares, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless such shares are registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

      7. Issuance of Shares. Upon the Company's determination that the Option granted hereunder has been validly exercised as to any of the Shares, the Committee shall, at its sole discretion, cause the Secretary of the Company to issue certificates in the Optionee's name for such Shares. The Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates, if any, to the Optionee, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      8. Alternative Award for Cancellation of the Option. For purposes of this Agreement, the payment to the Optionee of an alternative award or an amount in cash pursuant to the terms of Section 16 of the Plan in consideration of the cancellation of the Option granted hereunder shall extinguish any rights of the Optionee in connection with this Agreement.

      9. Notices. Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Optionee at the address appearing in the personnel records of the Company for such Optionee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      10. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

      11. Option Subject to Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      12. Amendment of Agreement. This Agreement may be amended, altered, suspended, discontinued or terminated by the Committee; provided that no such amendment, alteration suspension or termination shall materially impair the rights of the Optionee hereunder without the consent of the Optionee.

      13. Administration of Plan and Agreement. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of the Plan and this Agreement by the Committee shall be final and conclusive.

      14. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant. By execution of this Agreement, the Optionee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                CAPSTEAD MORTGAGE CORPORATION

                                By: /s/ ANDREW F. JACOBS
                                ----------------------------------------------
                                  Andrew F. Jacobs

                                  President and Chief Executive Officer

                                [OPTIONEE]

                                /s/ GARY KEISER
                                -----------------------------------------------
                                  Gary Keiser

                                                                 EXHIBIT 10.4(h)

                          CAPSTEAD MORTGAGE CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

      THIS AGREEMENT, made as of this 13th day of May, 2005 (hereinafter called the "Date of Grant"), between Capstead Mortgage Corporation, a Maryland corporation (hereinafter called the "Company"), and Paul M. Low (hereinafter called the "Optionee"):

                                    RECITALS:

      The Company has adopted the 2004 Flexible Long-Term Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

      The Company has determined that it is in the best interests of the Company and its stockholders to grant the option provided for herein to the Optionee pursuant to the Plan on the terms set forth herein as an inducement to become or remain a director of the Company, to enable the Optionee to participate in the long-term growth and financial success of the Company and as an increased incentive to contribute to the Company's future success and prosperity.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Grant of the Option. (a) The Company hereby grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, 10,000 Shares (the "Option"). The purchase price of the Shares subject to this Option shall be $7.82 per Share (the "Exercise Price"). This Option is not intended to be treated as an option that complies with Section 422 of the Code, or any successor provision thereto.

      2. Option Term. The term of the Option shall begin immediately and continue until the tenth anniversary of the Date of Grant, subject to earlier termination as hereinafter provided.

      (a) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse and be forfeited immediately at the time of the Optionee's discharge for cause.

      (b) If the Optionee ceases to be a director of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right to exercise the Option up to the earlier of (i) six months from the Optionee's death or (ii) the remaining term of the Option.

      (c) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's resignation, Retirement, Disability or for any reason other than the Optionee's death or discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse, and be forfeited upon the earlier of (i) six months after the date Optionee's service as a director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason or (ii) the remaining term of the Option, except that in case the Optionee shall die within six months after the date Optionee's service as an Eligible Director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to an additional three months from the date of the Optionee's death to exercise the Option.

      3. Exercise of Option.

      (a) This Option is immediately exercisable. Each exercise of the Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The Exercise Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

            (1) in cash (including check, bank draft or money order); or

            (2) by the delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price; provided, however, that such Shares, if acquired by the exercise of an Option shall have been owned by the Optionee for more than six months prior to exercise; or

            (3) by a combination of cash and Shares as described above; or

            (4) by arrangement with a broker acceptable to the Committee in which payment of the Exercise Price is made pursuant to an irrevocable direction from the Optionee to the broker to deliver the Company proceeds from the sale of the option Shares in an amount equal to the exercise price of the Shares.

      (b) The Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by this Agreement except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the Option granted hereunder.

      4. Adjustments Upon Changes in Capitalization or Reorganization. The number of Shares subject to the Option shall be adjusted from time to time as follows:

      (a) Subject to any required action by stockholders, the number of Shares subject to the option granted hereunder, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

      (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option granted hereunder would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares subject to the Option granted hereunder shall not be inconsistent with the terms of any such plan or agreement.

      (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

      Except as otherwise specifically provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to the Option granted hereunder.

      5. Non-Transferability of the Option. This Agreement, and the Option granted hereunder, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that this Agreement, and the Option granted hereunder, may be transferred to one or more members of the immediate family of the Optionee or to a trust for the benefit of such person or as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Agreement and the Option granted hereunder contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon this Agreement, and the Option granted hereunder, shall be null and void and without effect.

      6. Compliance with Securities and other Laws. In no event shall the Company be required to issue Shares under the Option granted hereunder, if the issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any issuance of Shares, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless such shares are registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

      7. Issuance of Shares. Upon the Company's determination that the Option granted hereunder has been validly exercised as to any of the Shares, the Committee shall, at its sole discretion, cause the Secretary of the Company to issue certificates in the Optionee's name for such Shares. The Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates, if any, to the Optionee, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      8. Alternative Award for Cancellation of the Option. For purposes of this Agreement, the payment to the Optionee of an alternative award or an amount in cash pursuant to the terms of Section 16 of the Plan in consideration of the cancellation of the Option granted hereunder shall extinguish any rights of the Optionee in connection with this Agreement.

      9. Notices. Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Optionee at the address appearing in the personnel records of the Company for such Optionee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      10. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

      11. Option Subject to Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      12. Amendment of Agreement. This Agreement may be amended, altered, suspended, discontinued or terminated by the Committee; provided that no such amendment, alteration suspension or termination shall materially impair the rights of the Optionee hereunder without the consent of the Optionee.

      13. Administration of Plan and Agreement. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of the Plan and this Agreement by the Committee shall be final and conclusive.

      14. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant. By execution of this Agreement, the Optionee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                      CAPSTEAD MORTGAGE CORPORATION

                                      By: /s/ ANDREW F. JACOBS
                                         ----------------------------
                                          Andrew F. Jacobs
                                          President and Chief Executive Officer

                                      [OPTIONEE]

                                      /s/ PAUL M. LOW
                                      -------------------------------
                                        Paul M. Low

                                                                 EXHIBIT 10.4(i)

                          CAPSTEAD MORTGAGE CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

      THIS AGREEMENT, made as of this 21st day of June, 2005 (hereinafter called the "Date of Grant"), between Capstead Mortgage Corporation, a Maryland corporation (hereinafter called the "Company"), and Christopher W. Mahowald (hereinafter called the "Optionee"):

                                    RECITALS:

      The Company has adopted the 2004 Flexible Long-Term Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

      The Company has determined that it is in the best interests of the Company and its stockholders to grant the option provided for herein to the Optionee pursuant to the Plan on the terms set forth herein as an inducement to become or remain a director of the Company, to enable the Optionee to participate in the long-term growth and financial success of the Company and as an increased incentive to contribute to the Company's future success and prosperity.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Grant of the Option. (a) The Company hereby grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, 10,000 Shares (the "Option"). The purchase price of the Shares subject to this Option shall be $8.57 per Share (the "Exercise Price"). This Option is not intended to be treated as an option that complies with Section 422 of the Code, or any successor provision thereto.

      2. Option Term. The term of the Option shall begin immediately and continue until the tenth anniversary of the Date of Grant, subject to earlier termination as hereinafter provided.

      (a) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse and be forfeited immediately at the time of the Optionee's discharge for cause.

      (b) If the Optionee ceases to be a director of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right to exercise the Option up to the earlier of (i) six months from the Optionee's death or (ii) the remaining term of the Option.

      (c) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's resignation, Retirement, Disability or for any reason other than the Optionee's death or discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse, and be forfeited upon the earlier of (i) six months after the date Optionee's service as a director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason or (ii) the remaining term of the Option, except that in case the Optionee shall die within six months after the date Optionee's service as an Eligible Director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to an additional three months from the date of the Optionee's death to exercise the Option.

      3. Exercise of Option.

      (a) This Option is immediately exercisable. Each exercise of the Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The Exercise Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

            (1) in cash (including check, bank draft or money order); or

            (2) by the delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price; provided, however, that such Shares, if acquired by the exercise of an Option shall have been owned by the Optionee for more than six months prior to exercise; or

            (3) by a combination of cash and Shares as described above; or

            (4) by arrangement with a broker acceptable to the Committee in which payment of the Exercise Price is made pursuant to an irrevocable direction from the Optionee to the broker to deliver the Company proceeds from the sale of the option Shares in an amount equal to the exercise price of the Shares.

      (b) The Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by this Agreement except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the Option granted hereunder.

      4. Adjustments Upon Changes in Capitalization or Reorganization. The number of Shares subject to the Option shall be adjusted from time to time as follows:

      (a) Subject to any required action by stockholders, the number of Shares subject to the option granted hereunder, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

      (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option granted hereunder would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares subject to the Option granted hereunder shall not be inconsistent with the terms of any such plan or agreement.

      (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

      Except as otherwise specifically provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to the Option granted hereunder.

      5. Non-Transferability of the Option. This Agreement, and the Option granted hereunder, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that this Agreement, and the Option granted hereunder, may be transferred to one or more members of the immediate family of the Optionee or to a trust for the benefit of such person or as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Agreement and the Option granted hereunder contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon this Agreement, and the Option granted hereunder, shall be null and void and without effect.

      6. Compliance with Securities and other Laws. In no event shall the Company be required to issue Shares under the Option granted hereunder, if the issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any issuance of Shares, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless such shares are registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

      7. Issuance of Shares. Upon the Company's determination that the Option granted hereunder has been validly exercised as to any of the Shares, the Committee shall, at its sole discretion, cause the Secretary of the Company to issue certificates in the Optionee's name for such Shares. The Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates, if any, to the Optionee, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      8. Alternative Award for Cancellation of the Option. For purposes of this Agreement, the payment to the Optionee of an alternative award or an amount in cash pursuant to the terms of Section 16 of the Plan in consideration of the cancellation of the Option granted hereunder shall extinguish any rights of the Optionee in connection with this Agreement.

      9. Notices. Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Optionee at the address appearing in the personnel records of the Company for such Optionee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      10. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

      11. Option Subject to Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      12. Amendment of Agreement. This Agreement may be amended, altered, suspended, discontinued or terminated by the Committee; provided that no such amendment, alteration suspension or termination shall materially impair the rights of the Optionee hereunder without the consent of the Optionee.

      13. Administration of Plan and Agreement. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of the Plan and this Agreement by the Committee shall be final and conclusive.

      14. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant. By execution of this Agreement, the Optionee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                      CAPSTEAD MORTGAGE CORPORATION

                                      By: /s/ ANDREW F. JACOBS
                                         --------------------------------------
                                           Andrew F. Jacobs
                                           President and Chief Executive Officer

                                      [OPTIONEE]

                                      /s/ CHRISTOPHER W. MAHOWALD
                                      -----------------------------------------
                                        Christopher W. Mahowald

                                                                 EXHIBIT 10.4(j)

                          CAPSTEAD MORTGAGE CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

      THIS AGREEMENT, made as of this 13th day of May, 2005 (hereinafter called the "Date of Grant"), between Capstead Mortgage Corporation, a Maryland corporation (hereinafter called the "Company"), and Michael G. O'Neil (hereinafter called the "Optionee"):

                                    RECITALS:

      The Company has adopted the 2004 Flexible Long-Term Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

      The Company has determined that it is in the best interests of the Company and its stockholders to grant the option provided for herein to the Optionee pursuant to the Plan on the terms set forth herein as an inducement to become or remain a director of the Company, to enable the Optionee to participate in the long-term growth and financial success of the Company and as an increased incentive to contribute to the Company's future success and prosperity.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Grant of the Option. (a) The Company hereby grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, 10,000 Shares (the "Option"). The purchase price of the Shares subject to this Option shall be $7.82 per Share (the "Exercise Price"). This Option is not intended to be treated as an option that complies with Section 422 of the Code, or any successor provision thereto.

      2. Option Term. The term of the Option shall begin immediately and continue until the tenth anniversary of the Date of Grant, subject to earlier termination as hereinafter provided.

      (a) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse and be forfeited immediately at the time of the Optionee's discharge for cause.

      (b) If the Optionee ceases to be a director of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right to exercise the Option up to the earlier of (i) six months from the Optionee's death or (ii) the remaining term of the Option.

      (c) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's resignation, Retirement, Disability or for any reason other than the Optionee's death or discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse, and be forfeited upon the earlier of (i) six months after the date Optionee's service as a director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason or (ii) the remaining term of the Option, except that in case the Optionee shall die within six months after the date Optionee's service as an Eligible Director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to an additional three months from the date of the Optionee's death to exercise the Option.

      3. Exercise of Option.

      (a) This Option is immediately exercisable. Each exercise of the Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The Exercise Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

            (1) in cash (including check, bank draft or money order); or

            (2) by the delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price; provided, however, that such Shares, if acquired by the exercise of an Option shall have been owned by the Optionee for more than six months prior to exercise; or

            (3) by a combination of cash and Shares as described above; or

            (4) by arrangement with a broker acceptable to the Committee in which payment of the Exercise Price is made pursuant to an irrevocable direction from the Optionee to the broker to deliver the Company proceeds from the sale of the option Shares in an amount equal to the exercise price of the Shares.

      (b) The Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by this Agreement except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the Option granted hereunder.

      4. Adjustments Upon Changes in Capitalization or Reorganization. The number of Shares subject to the Option shall be adjusted from time to time as follows:

      (a) Subject to any required action by stockholders, the number of Shares subject to the option granted hereunder, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

      (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option granted hereunder would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares subject to the Option granted hereunder shall not be inconsistent with the terms of any such plan or agreement.

      (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

      Except as otherwise specifically provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to the Option granted hereunder.

      5. Non-Transferability of the Option. This Agreement, and the Option granted hereunder, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that this Agreement, and the Option granted hereunder, may be transferred to one or more members of the immediate family of the Optionee or to a trust for the benefit of such person or as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Agreement and the Option granted hereunder contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon this Agreement, and the Option granted hereunder, shall be null and void and without effect.

      6. Compliance with Securities and other Laws. In no event shall the Company be required to issue Shares under the Option granted hereunder, if the issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any issuance of Shares, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless such shares are registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

      7. Issuance of Shares. Upon the Company's determination that the Option granted hereunder has been validly exercised as to any of the Shares, the Committee shall, at its sole discretion, cause the Secretary of the Company to issue certificates in the Optionee's name for such Shares. The Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates, if any, to the Optionee, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      8. Alternative Award for Cancellation of the Option. For purposes of this Agreement, the payment to the Optionee of an alternative award or an amount in cash pursuant to the terms of Section 16 of the Plan in consideration of the cancellation of the Option granted hereunder shall extinguish any rights of the Optionee in connection with this Agreement.

      9. Notices. Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Optionee at the address appearing in the personnel records of the Company for such Optionee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      10. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

      11. Option Subject to Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      12. Amendment of Agreement. This Agreement may be amended, altered, suspended, discontinued or terminated by the Committee; provided that no such amendment, alteration suspension or termination shall materially impair the rights of the Optionee hereunder without the consent of the Optionee.

      13. Administration of Plan and Agreement. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of the Plan and this Agreement by the Committee shall be final and conclusive.

      14. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant. By execution of this Agreement, the Optionee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                  CAPSTEAD MORTGAGE CORPORATION

                                  By: /s/ ANDREW F. JACOBS
                                     ------------------------------------------
                                      Andrew F. Jacobs
                                      President and Chief Executive Officer

                                  [OPTIONEE]

                                  /s/ MICHAEL G. O'NEIL
                                  ---------------------------------------------
                                    Michael G. O'Neil

                                                                 EXHIBIT 10.4(k)

                          CAPSTEAD MORTGAGE CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

      THIS AGREEMENT, made as of this 13th day of May, 2005 (hereinafter called the "Date of Grant"), between Capstead Mortgage Corporation, a Maryland corporation (hereinafter called the "Company"), and Howard Rubin (hereinafter called the "Optionee"):

                                    RECITALS:

      The Company has adopted the 2004 Flexible Long-Term Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

      The Company has determined that it is in the best interests of the Company and its stockholders to grant the option provided for herein to the Optionee pursuant to the Plan on the terms set forth herein as an inducement to become or remain a director of the Company, to enable the Optionee to participate in the long-term growth and financial success of the Company and as an increased incentive to contribute to the Company's future success and prosperity.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Grant of the Option. (a) The Company hereby grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, 10,000 Shares (the "Option"). The purchase price of the Shares subject to this Option shall be $7.82 per Share (the "Exercise Price"). This Option is not intended to be treated as an option that complies with Section 422 of the Code, or any successor provision thereto.

      2. Option Term. The term of the Option shall begin immediately and continue until the tenth anniversary of the Date of Grant, subject to earlier termination as hereinafter provided.

      (a) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse and be forfeited immediately at the time of the Optionee's discharge for cause.

      (b) If the Optionee ceases to be a director of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right to exercise the Option up to the earlier of (i) six months from the Optionee's death or (ii) the remaining term of the Option.

      (c) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's resignation, Retirement, Disability or for any reason other than the Optionee's death or discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse, and be forfeited upon the earlier of (i) six months after the date Optionee's service as a director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason or (ii) the remaining term of the Option, except that in case the Optionee shall die within six months after the date Optionee's service as an Eligible Director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to an additional three months from the date of the Optionee's death to exercise the Option.

      3. Exercise of Option.

      (a) This Option is immediately exercisable. Each exercise of the Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The Exercise Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

            (1) in cash (including check, bank draft or money order); or

            (2) by the delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price; provided, however, that such Shares, if acquired by the exercise of an Option shall have been owned by the Optionee for more than six months prior to exercise; or

            (3) by a combination of cash and Shares as described above; or

            (4) by arrangement with a broker acceptable to the Committee in which payment of the Exercise Price is made pursuant to an irrevocable direction from the Optionee to the broker to deliver the Company proceeds from the sale of the option Shares in an amount equal to the exercise price of the Shares.

      (b) The Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by this Agreement except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the Option granted hereunder.

      4. Adjustments Upon Changes in Capitalization or Reorganization. The number of Shares subject to the Option shall be adjusted from time to time as follows:

      (a) Subject to any required action by stockholders, the number of Shares subject to the option granted hereunder, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

      (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option granted hereunder would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares subject to the Option granted hereunder shall not be inconsistent with the terms of any such plan or agreement.

      (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

      Except as otherwise specifically provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to the Option granted hereunder.

      5. Non-Transferability of the Option. This Agreement, and the Option granted hereunder, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that this Agreement, and the Option granted hereunder, may be transferred to one or more members of the immediate family of the Optionee or to a trust for the benefit of such person or as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Agreement and the Option granted hereunder contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon this Agreement, and the Option granted hereunder, shall be null and void and without effect.

      6. Compliance with Securities and other Laws. In no event shall the Company be required to issue Shares under the Option granted hereunder, if the issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any issuance of Shares, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless such shares are registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

      7. Issuance of Shares. Upon the Company's determination that the Option granted hereunder has been validly exercised as to any of the Shares, the Committee shall, at its sole discretion, cause the Secretary of the Company to issue certificates in the Optionee's name for such Shares. The Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates, if any, to the Optionee, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      8. Alternative Award for Cancellation of the Option. For purposes of this Agreement, the payment to the Optionee of an alternative award or an amount in cash pursuant to the terms of Section 16 of the Plan in consideration of the cancellation of the Option granted hereunder shall extinguish any rights of the Optionee in connection with this Agreement.

      9. Notices. Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Optionee at the address appearing in the personnel records of the Company for such Optionee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      10. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

      11. Option Subject to Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      12. Amendment of Agreement. This Agreement may be amended, altered, suspended, discontinued or terminated by the Committee; provided that no such amendment, alteration suspension or termination shall materially impair the rights of the Optionee hereunder without the consent of the Optionee.

      13. Administration of Plan and Agreement. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of the Plan and this Agreement by the Committee shall be final and conclusive.

      14. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant. By execution of this Agreement, the Optionee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                  CAPSTEAD MORTGAGE CORPORATION

                                  By: /s/ ANDREW F. JACOBS
                                     ------------------------------------------
                                       Andrew F. Jacobs
                                       President and Chief Executive Officer

                                  [OPTIONEE]

                                  /s/ HOWARD RUBIN
                                  ---------------------------------------------
                                       Howard Rubin

                                                                 EXHIBIT 10.4(l)

                          CAPSTEAD MORTGAGE CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

         THIS AGREEMENT, made as of this 13th day of May, 2005 (hereinafter called the "Date of Grant"), between Capstead Mortgage Corporation, a Maryland corporation (hereinafter called the "Company"), and Mark S. Whiting (hereinafter called the "Optionee"):

                                R E C I T A L S:

         The Company has adopted the 2004 Flexible Long-Term Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

         The Company has determined that it is in the best interests of the Company and its stockholders to grant the option provided for herein to the Optionee pursuant to the Plan on the terms set forth herein as an inducement to become or remain a director of the Company, to enable the Optionee to participate in the long-term growth and financial success of the Company and as an increased incentive to contribute to the Company's future success and prosperity.

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. Grant of the Option. (a) The Company hereby grants to the Optionee the right and option to purchase, on the terms and conditions hereinafter set forth, 10,000 Shares (the "Option"). The purchase price of the Shares subject to this Option shall be $7.82 per Share (the "Exercise Price"). This Option is not intended to be treated as an option that complies with Section 422 of the Code, or any successor provision thereto.

         2. Option Term. The term of the Option shall begin immediately and continue until the tenth anniversary of the Date of Grant, subject to earlier termination as hereinafter provided.

         (a) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse and be forfeited immediately at the time of the Optionee's discharge for cause.

         (b) If the Optionee ceases to be a director of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right to exercise the Option up to the earlier of (i) six months from the Optionee's death or (ii) the remaining term of the Option.

         (c) If the Optionee ceases to be a director of the Company or any Affiliate by reason of the Optionee's resignation, Retirement, Disability or for any reason other than the Optionee's death or discharge for cause, all rights of the Optionee to exercise the Option shall terminate, lapse, and be forfeited upon the earlier of (i) six months after the date Optionee's service as a director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason or (ii) the remaining term of the Option, except that in case the Optionee shall die within six months after the date Optionee's service as an Eligible Director of the Company terminates by reason of such director's resignation, Retirement, Disability or such other reason, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to an additional three months from the date of the Optionee's death to exercise the Option.

         3. Exercise of Option.

         (a) This Option is immediately exercisable. Each exercise of the Option, or any part thereof, shall be evidenced by a notice in writing to the Company. The Exercise Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

                  (1) in cash (including check, bank draft or money order); or

                  (2) by the delivery of Shares having a Fair Market Value equal to the aggregate Exercise Price; provided, however, that such Shares, if acquired by the exercise of an Option shall have been owned by the Optionee for more than six months prior to exercise; or

                  (3) by a combination of cash and Shares as described above; or

                  (4) by arrangement with a broker acceptable to the Committee in which payment of the Exercise Price is made pursuant to an irrevocable direction from the Optionee to the broker to deliver the Company proceeds from the sale of the option Shares in an amount equal to the exercise price of the Shares.

         (b) The Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by this Agreement except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the Option granted hereunder.

         4. Adjustments Upon Changes in Capitalization or Reorganization. The number of Shares subject to the Option shall be adjusted from time to time as follows:

         (a) Subject to any required action by stockholders, the number of Shares subject to the option granted hereunder, and the Exercise Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

         (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, the Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option granted hereunder would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares subject to the Option granted hereunder shall not be inconsistent with the terms of any such plan or agreement.

         (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

         To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

         Except as otherwise specifically provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to the Option granted hereunder.

         5. Non-Transferability of the Option. This Agreement, and the Option granted hereunder, shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that this Agreement, and the Option granted hereunder, may be transferred to one or more members of the immediate family of the Optionee or to a trust for the benefit of such person or as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Agreement and the Option granted hereunder contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon this Agreement, and the Option granted hereunder, shall be null and void and without effect.

         6. Compliance with Securities and other Laws. In no event shall the Company be required to issue Shares under the Option granted hereunder, if the issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any issuance of Shares, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless such shares are registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

         7. Issuance of Shares. Upon the Company's determination that the Option granted hereunder has been validly exercised as to any of the Shares, the Committee shall, at its sole discretion, cause the Secretary of the Company to issue certificates in the Optionee's name for such Shares. The Company shall not be liable to the Optionee for damages relating to any delays in issuing the certificates, if any, to the Optionee, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

         8. Alternative Award for Cancellation of the Option. For purposes of this Agreement, the payment to the Optionee of an alternative award or an amount in cash pursuant to the terms of Section 16 of the Plan in consideration of the cancellation of the Option granted hereunder shall extinguish any rights of the Optionee in connection with this Agreement.

         9. Notices. Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Optionee at the address appearing in the personnel records of the Company for such Optionee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

         10. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

         11. Option Subject to Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

         12. Amendment of Agreement. This Agreement may be amended, altered, suspended, discontinued or terminated by the Committee; provided that no such amendment, alteration suspension or termination shall materially impair the rights of the Optionee hereunder without the consent of the Optionee.

         13. Administration of Plan and Agreement. Any determinations or decisions made or actions taken arising out of or in connection with the interpretation and administration of the Plan and this Agreement by the Committee shall be final and conclusive.

         14. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant. By execution of this Agreement, the Optionee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                     CAPSTEAD MORTGAGE CORPORATION

                                     By: /s/ ANDREW F. JACOBS
                                         ---------------------------------------
                                           Andrew F. Jacobs
                                           President and Chief Executive Officer

                                     [OPTIONEE]

                                         /s/ MARK S. WHITING
                                         ---------------------------------------
                                               Mark S. Whiting

                                                                 EXHIBIT 10.4(m)

                          CAPSTEAD MORTGAGE CORPORATION

                           RESTRICTED STOCK AGREEMENT
                                  FOR EMPLOYEES

         THIS AGREEMENT made and entered into as of the 13th day of May, 2005 (hereinafter called the "Award Date"), by and between Capstead Mortgage Corporation, a Maryland corporation (the "Company"), and Michael W. Brown (the "Grantee").

         WHEREAS, the Company, having determined that its interests will be advanced by providing an incentive to the Grantee to increase the performance of the Company and its Affiliates, has awarded to the grantee a restricted stock award conditioned upon the execution by the Company and the Grantee of a Restricted Stock Agreement.

         THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, the parties hereby agree as follows:

         SECTION 1. GRANT.

         1.1 Grant and Acceptance. Pursuant to the May 13, 2005 authorization to grant shares of restricted stock to the current employees, the Company does hereby grant and transfer to the Grantee, for no cash consideration from the Grantee, and the Grantee does hereby accept from the Company, an aggregate of 12,000 shares (the "Award Shares") of the Common Stock, $0.01 par value per share, of the Company (the "Common Stock") according to the terms and conditions and subject to the restrictions hereinafter set forth.

         1.2 Effect of Plan. The Award Shares shall constitute Restricted Stock and this grant shall constitute an Award, each as defined in the Company's 2004 Flexible Long-Term Incentive Plan (the "Plan"). This Agreement is expressly subject to the terms and provisions of the Plan and in the event there is a conflict between the terms of the Plan and this Agreement, the terms of the Plan shall control. All undefined capitalized terms used herein shall have the meanings assigned in the Plan. The Award is subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto.

         SECTION 2. RIGHTS IN SHARES. The Grantee, for the duration of this Agreement, shall be the record owner of, and shall be entitled to vote, the Award Shares and shall be entitled to receive all dividends and any other distributions declared on the Award Shares (provided, however, that nothing contained herein shall cause the Company to declare any such dividends or to make any such distributions).

         SECTION 3. VESTING.

         3.1 Vesting. The Award Shares shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                Percentage of Shares         Cumulative
    Date      Vested on Specified Date  Percentage of Shares
------------  ------------------------  --------------------
May 13, 2006             25                      25
May 13, 2007             25                      50
May 13, 2008             25                      75
May 13, 2009             25                      100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided in Sections 3.2, 3.3 and 3.4 below, no additional Award Shares shall vest after:

                  (i) termination of Grantee's employment with the Company or any Affiliate for any reason (including termination by reason of voluntary or involuntary discharge, Disability or Retirement) in which case the Grantee shall, at the time of termination, forfeit all right, title and interest in and to any Award Shares not then vested, or

                  (ii) a Grantee working full-time at the Award Date reduces his/her scheduled hours worked per week below a standard 40-hour work week, in which case the Grantee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Award Shares not then vested; or

                  (iii) a Grantee working part-time at the Award Date reduces his/her scheduled hours worked per week below a standard 20-hour work week, in which case the Grantee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Award Shares not then vested.

         3.2 Effect of Grantee's Death. If the Grantee ceases to be an employee of the Company or any Affiliate by reason of death, any and all outstanding Award Shares not fully vested shall automatically vest in full and the personal representatives heirs, legatees or distributees of the Grantee, as appropriate, shall become fully vested in the Award Shares effective on the date of the Grantee's death.

         3.3 Effect of Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any and all outstanding Award Shares not fully vested shall automatically vest in full immediately prior to such dissolution or liquidation.

         3.4 Effect of Change of Control. In the event of a Change in Control (as defined in the Plan), any and all outstanding Award Shares not fully vested shall automatically vest in full. The date on which such accelerated vesting shall occur shall be the date of the occurrence of the Change in Control.

         3.5 Effect of Forfeiture. Any Award Shares forfeited pursuant to
Section 3.1 shall revert to the Company.

         SECTION 4. STOCK CERTIFICATES. Upon grant of the Award Shares, the Company shall cause its Transfer Agent to record Grantee's ownership of such Award Shares in book entry form. As Award Shares vest hereunder, such Award Shares shall be transferred into an unrestricted account in the name of the Grantee or, at the request of the Grantee, issued in stock certificate form. Any such certificates shall be unencumbered by any of the restrictions enumerated herein other than such restrictions as may be imposed by applicable federal or state securities laws and regulations.

         SECTION 5. TRANSFER AND REPURCHASES UPON TERMINATION.

         5.1 The unvested Award Shares shall not be offered, sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (each, a "Transfer") for any purpose whatsoever, other than to the Company, and shall not be subject, in whole or in part, to execution, attachment, or similar process in all such cases until the date of vesting. Any attempted Transfer of the unvested Award Shares, other than in accordance with the terms set forth herein, shall be void and of no effect.

         5.2 Grantee acknowledges that any sale, assignment, transfer or other disposition of vested Award Shares may be subject to restrictions contained in applicable federal or state securities laws and regulations and that any such sale, assignment, transfer or other disposition of Award Shares by him or her will be in compliance with such laws and regulations.

         SECTION 6. WITHHOLDINGS. The Company and each Affiliate shall have the right to retain and withhold from any payment (including the vesting) of Award Shares (and any dividends on Award Shares) any amounts required to be withheld or otherwise deducted and paid with respect to such payment (including the vesting thereof). At its discretion, the Company and each Affiliate may require the Grantee receiving Award Shares to reimburse the Company or any Affiliate for any such taxes required to be withheld by the Company or the Affiliate and withhold any distribution in whole or in part until the Company and each Affiliate is so reimbursed. In lieu thereof, the Company and each Affiliate shall have the right to withhold from any other cash amounts due or to become due from the Company or the Affiliate to the Grantee an amount equal to such taxes required to be withheld by the Company or the Affiliate as reimbursement for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes in order to reimburse the Company or the Affiliate for any such taxes.

         SECTION 7. ADJUSTMENTS TO AWARD SHARES.

         7.1 Stock Dividends and Splits and Similar Transactions. Subject to any required action by the Company's Board of Directors and stockholders, the number of Award Shares shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from the payment of a Share dividend, a Share split, a Share reverse-split or any similar transaction.

         7.2 Change in Par Value. In the event of a change in the Company's Shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

         7.3 Other Capital Adjustments. Except as hereinbefore expressly provided in Section 7.1 and except for rights that all holders of Common Stock shall have, Grantee shall have no rights by reason of any subdivision or consolidation of Shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation; any issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall not affect the Award, and no adjustment by reason thereof shall be made with respect to the number or price of the Company's Shares subject to the Award. An Award of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

         SECTION 8. GRANTEE'S REPRESENTATIONS AND WARRANTIES. Grantee represents and warrants that:

         (a) such Grantee has not and will not, directly or indirectly, Transfer any Award Shares except in accordance with the terms of this Agreement;

         (b) such Grantee has, or such Grantee together with such Grantee's advisors, if any, have such knowledge and experience in financial, business and tax matters that such Grantee is, or such Grantee together with such Grantee's advisors, if any, are capable of evaluating the merits and risks relating to such Grantee's investment in the Award Shares and making an investment decision with respect to the Company;

         (c) such Grantee has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and such Grantee's investment in the Award Shares; and

         (d) such Grantee realizes that there are substantial risks incident to an investment in the Award Shares.

         SECTION 9. IMPACT ON OTHER BENEFITS. The value of the Award Shares (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

         SECTION 10. ADMINISTRATION. The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Grantee, and any and all interested parties.

         SECTION 11. NO AGREEMENT TO CONTINUE IN EMPLOYMENT. Nothing in the Plan or this Agreement shall confer on the Grantee any right to continue in the employ of the Company or any Affiliate or interfere in any way with the right of the Company and any Affiliate to terminate the Grantee's employment at any time.

         SECTION 12. AMENDMENT(S). This Agreement shall be subject to the terms of the Plan, as amended from time to time, except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any amendment or termination approved after the Award Date without the Grantee's written consent.

         SECTION 13. FORCE AND EFFECT. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

         SECTION 14. GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland.

         SECTION 15. MISCELLANEOUS.

         15.1 Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Grantee at the address appearing in the personnel records of the Company for such Grantee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

         15.2 This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof. By execution of this Agreement, the Grantee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                       CAPSTEAD MORTGAGE CORPORATION

                                       By: /s/ ANDREW F. JACOBS
                                           -------------------------------------
                                           Andrew F. Jacobs
                                           President and Chief Executive Officer

                                       [GRANTEE]

                                       /s/ MICHAEL W. BROWN
                                       -----------------------------------------
                                             Michael W. Brown

                                                                 EXHIBIT 10.4(n)

                          CAPSTEAD MORTGAGE CORPORATION

                           RESTRICTED STOCK AGREEMENT
                                  FOR EMPLOYEES

      THIS AGREEMENT made and entered into as of the 13th day of May, 2005 (hereinafter called the "Award Date"), by and between Capstead Mortgage Corporation, a Maryland corporation (the "Company"), and Andrew F. Jacobs (the "Grantee").

      WHEREAS, the Company, having determined that its interests will be advanced by providing an incentive to the Grantee to increase the performance of the Company and its Affiliates, has awarded to the grantee a restricted stock award conditioned upon the execution by the Company and the Grantee of a Restricted Stock Agreement.

      THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, the parties hereby agree as follows:

      SECTION 1. GRANT.

      1.1 Grant and Acceptance. Pursuant to the May 13, 2005 authorization to grant shares of restricted stock to the current employees, the Company does hereby grant and transfer to the Grantee, for no cash consideration from the Grantee, and the Grantee does hereby accept from the Company, an aggregate of 40,000 shares (the "Award Shares") of the Common Stock, $0.01 par value per share, of the Company (the "Common Stock") according to the terms and conditions and subject to the restrictions hereinafter set forth.

      1.2 Effect of Plan. The Award Shares shall constitute Restricted Stock and this grant shall constitute an Award, each as defined in the Company's 2004 Flexible Long-Term Incentive Plan (the "Plan"). This Agreement is expressly subject to the terms and provisions of the Plan and in the event there is a conflict between the terms of the Plan and this Agreement, the terms of the Plan shall control. All undefined capitalized terms used herein shall have the meanings assigned in the Plan. The Award is subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto.

      SECTION 2. RIGHTS IN SHARES. The Grantee, for the duration of this Agreement, shall be the record owner of, and shall be entitled to vote, the Award Shares and shall be entitled to receive all dividends and any other distributions declared on the Award Shares (provided, however, that nothing contained herein shall cause the Company to declare any such dividends or to make any such distributions).

      SECTION 3. VESTING.

      3.1 Vesting. The Award Shares shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                  Percentage of Shares           Cumulative
    Date        Vested on Specified Date    Percentage of Shares
------------    ------------------------    --------------------
May 13, 2006               25                        25
May 13, 2007               25                        50
May 13, 2008               25                        75
May 13, 2009               25                       100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided in Sections 3.2, 3.3 and 3.4 below, no additional Award Shares shall vest after:

            (i) termination of Grantee's employment with the Company or any Affiliate for any reason (including termination by reason of voluntary or involuntary discharge, Disability or Retirement) in which case the Grantee shall, at the time of termination, forfeit all right, title and interest in and to any Award Shares not then vested, or

            (ii) a Grantee working full-time at the Award Date reduces his/her scheduled hours worked per week below a standard 40-hour work week, in which case the Grantee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Award Shares not then vested; or

            (iii) a Grantee working part-time at the Award Date reduces his/her scheduled hours worked per week below a standard 20-hour work week, in which case the Grantee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Award Shares not then vested.

      3.2 Effect of Grantee's Death. If the Grantee ceases to be an employee of the Company or any Affiliate by reason of death, any and all outstanding Award Shares not fully vested shall automatically vest in full and the personal representatives heirs, legatees or distributees of the Grantee, as appropriate, shall become fully vested in the Award Shares effective on the date of the Grantee's death.

      3.3 Effect of Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any and all outstanding Award Shares not fully vested shall automatically vest in full immediately prior to such dissolution or liquidation.

      3.4 Effect of Change of Control. In the event of a Change in Control (as defined in the Plan), any and all outstanding Award Shares not fully vested shall automatically vest in full. The date on which such accelerated vesting shall occur shall be the date of the occurrence of the Change in Control.

      3.5 Effect of Forfeiture. Any Award Shares forfeited pursuant to Section
3.1 shall revert to the Company.

      SECTION 4. STOCK CERTIFICATES. Upon grant of the Award Shares, the Company shall cause its Transfer Agent to record Grantee's ownership of such Award Shares in book entry form. As Award Shares vest hereunder, such Award Shares shall be transferred into an unrestricted account in the name of the Grantee or, at the request of the Grantee, issued in stock certificate form. Any such certificates shall be unencumbered by any of the restrictions enumerated herein other than such restrictions as may be imposed by applicable federal or state securities laws and regulations.

      SECTION 5. TRANSFER AND REPURCHASES UPON TERMINATION.

      5.1 The unvested Award Shares shall not be offered, sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (each, a "Transfer") for any purpose whatsoever, other than to the Company, and shall not be subject, in whole or in part, to execution, attachment, or similar process in all such cases until the date of vesting. Any attempted Transfer of the unvested Award Shares, other than in accordance with the terms set forth herein, shall be void and of no effect.

      5.2 Grantee acknowledges that any sale, assignment, transfer or other disposition of vested Award Shares may be subject to restrictions contained in applicable federal or state securities laws and regulations and that any such sale, assignment, transfer or other disposition of Award Shares by him or her will be in compliance with such laws and regulations.

      SECTION 6. WITHHOLDINGS. The Company and each Affiliate shall have the right to retain and withhold from any payment (including the vesting) of Award Shares (and any dividends on Award Shares) any amounts required to be withheld or otherwise deducted and paid with respect to such payment (including the vesting thereof). At its discretion, the Company and each Affiliate may require the Grantee receiving Award Shares to reimburse the Company or any Affiliate for any such taxes required to be withheld by the Company or the Affiliate and withhold any distribution in whole or in part until the Company and each Affiliate is so reimbursed. In lieu thereof, the Company and each Affiliate shall have the right to withhold from any other cash amounts due or to become due from the Company or the Affiliate to the Grantee an amount equal to such taxes required to be withheld by the Company or the Affiliate as reimbursement for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes in order to reimburse the Company or the Affiliate for any such taxes.

      SECTION 7. ADJUSTMENTS TO AWARD SHARES.

      7.1 Stock Dividends and Splits and Similar Transactions. Subject to any required action by the Company's Board of Directors and stockholders, the number of Award Shares shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from the payment of a Share dividend, a Share split, a Share reverse-split or any similar transaction.

      7.2 Change in Par Value. In the event of a change in the Company's Shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

      7.3 Other Capital Adjustments. Except as hereinbefore expressly provided in Section 7.1 and except for rights that all holders of Common Stock shall have, Grantee shall have no rights by reason of any subdivision or consolidation of Shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation; any issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall not affect the Award, and no adjustment by reason thereof shall be made with respect to the number or price of the Company's Shares subject to the Award. An Award of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

      SECTION 8. GRANTEE'S REPRESENTATIONS AND WARRANTIES. Grantee represents and warrants that:

      (a) such Grantee has not and will not, directly or indirectly, Transfer any Award Shares except in accordance with the terms of this Agreement;

      (b) such Grantee has, or such Grantee together with such Grantee's advisors, if any, have such knowledge and experience in financial, business and tax matters that such Grantee is, or such Grantee together with such Grantee's advisors, if any, are capable of evaluating the merits and risks relating to such Grantee's investment in the Award Shares and making an investment decision with respect to the Company;

      (c) such Grantee has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and such Grantee's investment in the Award Shares; and

      (d) such Grantee realizes that there are substantial risks incident to an investment in the Award Shares.

      SECTION 9. IMPACT ON OTHER BENEFITS. The value of the Award Shares (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

      SECTION 10. ADMINISTRATION. The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Grantee, and any and all interested parties.

      SECTION 11. NO AGREEMENT TO CONTINUE IN EMPLOYMENT. Nothing in the Plan or this Agreement shall confer on the Grantee any right to continue in the employ of the Company or any Affiliate or interfere in any way with the right of the Company and any Affiliate to terminate the Grantee's employment at any time.

      SECTION 12. AMENDMENT(S). This Agreement shall be subject to the terms of the Plan, as amended from time to time, except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any amendment or termination approved after the Award Date without the Grantee's written consent.

      SECTION 13. FORCE AND EFFECT. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

      SECTION 14. GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland.

      SECTION 15. MISCELLANEOUS.

      15.1 Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Grantee at the address appearing in the personnel records of the Company for such Grantee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      15.2 This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof. By execution of this Agreement, the Grantee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                CAPSTEAD MORTGAGE CORPORATION

                                 By: /s/ PHILLIP A. REINSCH
                                     -----------------------------------
                                         Phillip A. Reinsch
                                         Senior Vice President and Chief
                                         Financial Officer

                                [GRANTEE]

                                /s/ ANDREW F. JACOBS
                                ----------------------------------------
                                      Andrew F. Jacobs

                                                                 EXHIBIT 10.4(o)

                          CAPSTEAD MORTGAGE CORPORATION

                           RESTRICTED STOCK AGREEMENT
                                  FOR EMPLOYEES

      THIS AGREEMENT made and entered into as of the 13th day of May, 2005 (hereinafter called the "Award Date"), by and between Capstead Mortgage Corporation, a Maryland corporation (the "Company"), and Amar R. Patel (the "Grantee").

      WHEREAS, the Company, having determined that its interests will be advanced by providing an incentive to the Grantee to increase the performance of the Company and its Affiliates, has awarded to the grantee a restricted stock award conditioned upon the execution by the Company and the Grantee of a Restricted Stock Agreement.

      THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, the parties hereby agree as follows:

      SECTION 1. GRANT.

      1.1 Grant and Acceptance. Pursuant to the May 13, 2005 authorization to grant shares of restricted stock to the current employees, the Company does hereby grant and transfer to the Grantee, for no cash consideration from the Grantee, and the Grantee does hereby accept from the Company, an aggregate of 20,000 shares (the "Award Shares") of the Common Stock, $0.01 par value per share, of the Company (the "Common Stock") according to the terms and conditions and subject to the restrictions hereinafter set forth.

      1.2 Effect of Plan. The Award Shares shall constitute Restricted Stock and this grant shall constitute an Award, each as defined in the Company's 2004 Flexible Long-Term Incentive Plan (the "Plan"). This Agreement is expressly subject to the terms and provisions of the Plan and in the event there is a conflict between the terms of the Plan and this Agreement, the terms of the Plan shall control. All undefined capitalized terms used herein shall have the meanings assigned in the Plan. The Award is subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto.

      SECTION 2. RIGHTS IN SHARES. The Grantee, for the duration of this Agreement, shall be the record owner of, and shall be entitled to vote, the Award Shares and shall be entitled to receive all dividends and any other distributions declared on the Award Shares (provided, however, that nothing contained herein shall cause the Company to declare any such dividends or to make any such distributions).

      SECTION 3. VESTING.

      3.1 Vesting. The Award Shares shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                  Percentage of Shares           Cumulative
    Date        Vested on Specified Date    Percentage of Shares
------------    ------------------------    --------------------
May 13, 2006               25                        25
May 13, 2007               25                        50
May 13, 2008               25                        75
May 13, 2009               25                       100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided in Sections 3.2, 3.3 and 3.4 below, no additional Award Shares shall vest after:

            (i) termination of Grantee's employment with the Company or any Affiliate for any reason (including termination by reason of voluntary or involuntary discharge, Disability or Retirement) in which case the Grantee shall, at the time of termination, forfeit all right, title and interest in and to any Award Shares not then vested, or

            (ii) a Grantee working full-time at the Award Date reduces his/her scheduled hours worked per week below a standard 40-hour work week, in which case the Grantee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Award Shares not then vested; or

            (iii) a Grantee working part-time at the Award Date reduces his/her scheduled hours worked per week below a standard 20-hour work week, in which case the Grantee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Award Shares not then vested.

      3.2 Effect of Grantee's Death. If the Grantee ceases to be an employee of the Company or any Affiliate by reason of death, any and all outstanding Award Shares not fully vested shall automatically vest in full and the personal representatives heirs, legatees or distributees of the Grantee, as appropriate, shall become fully vested in the Award Shares effective on the date of the Grantee's death.

      3.3 Effect of Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any and all outstanding Award Shares not fully vested shall automatically vest in full immediately prior to such dissolution or liquidation.

      3.4 Effect of Change of Control. In the event of a Change in Control (as defined in the Plan), any and all outstanding Award Shares not fully vested shall automatically vest in full. The date on which such accelerated vesting shall occur shall be the date of the occurrence of the Change in Control.

      3.5 Effect of Forfeiture. Any Award Shares forfeited pursuant to Section
3.1 shall revert to the Company.

      SECTION 4. STOCK CERTIFICATES. Upon grant of the Award Shares, the Company shall cause its Transfer Agent to record Grantee's ownership of such Award Shares in book entry form. As Award Shares vest hereunder, such Award Shares shall be transferred into an unrestricted account in the name of the Grantee or, at the request of the Grantee, issued in stock certificate form. Any such certificates shall be unencumbered by any of the restrictions enumerated herein other than such restrictions as may be imposed by applicable federal or state securities laws and regulations.

      SECTION 5. TRANSFER AND REPURCHASES UPON TERMINATION.

      5.1 The unvested Award Shares shall not be offered, sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (each, a "Transfer") for any purpose whatsoever, other than to the Company, and shall not be subject, in whole or in part, to execution, attachment, or similar process in all such cases until the date of vesting. Any attempted Transfer of the unvested Award Shares, other than in accordance with the terms set forth herein, shall be void and of no effect.

      5.2 Grantee acknowledges that any sale, assignment, transfer or other disposition of vested Award Shares may be subject to restrictions contained in applicable federal or state securities laws and regulations and that any such sale, assignment, transfer or other disposition of Award Shares by him or her will be in compliance with such laws and regulations.

      SECTION 6. WITHHOLDINGS. The Company and each Affiliate shall have the right to retain and withhold from any payment (including the vesting) of Award Shares (and any dividends on Award Shares) any amounts required to be withheld or otherwise deducted and paid with respect to such payment (including the vesting thereof). At its discretion, the Company and each Affiliate may require the Grantee receiving Award Shares to reimburse the Company or any Affiliate for any such taxes required to be withheld by the Company or the Affiliate and withhold any distribution in whole or in part until the Company and each Affiliate is so reimbursed. In lieu thereof, the Company and each Affiliate shall have the right to withhold from any other cash amounts due or to become due from the Company or the Affiliate to the Grantee an amount equal to such taxes required to be withheld by the Company or the Affiliate as reimbursement for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes in order to reimburse the Company or the Affiliate for any such taxes.

      SECTION 7. ADJUSTMENTS TO AWARD SHARES.

      7.1 Stock Dividends and Splits and Similar Transactions. Subject to any required action by the Company's Board of Directors and stockholders, the number of Award Shares shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from the payment of a Share dividend, a Share split, a Share reverse-split or any similar transaction.

      7.2 Change in Par Value. In the event of a change in the Company's Shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

      7.3 Other Capital Adjustments. Except as hereinbefore expressly provided in Section 7.1 and except for rights that all holders of Common Stock shall have, Grantee shall have no rights by reason of any subdivision or consolidation of Shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation; any issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall not affect the Award, and no adjustment by reason thereof shall be made with respect to the number or price of the Company's Shares subject to the Award. An Award of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

      SECTION 8. GRANTEE'S REPRESENTATIONS AND WARRANTIES. Grantee represents and warrants that:

      (a) such Grantee has not and will not, directly or indirectly, Transfer any Award Shares except in accordance with the terms of this Agreement;

      (b) such Grantee has, or such Grantee together with such Grantee's advisors, if any, have such knowledge and experience in financial, business and tax matters that such Grantee is, or such Grantee together with such Grantee's advisors, if any, are capable of evaluating the merits and risks relating to such Grantee's investment in the Award Shares and making an investment decision with respect to the Company;

      (c) such Grantee has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and such Grantee's investment in the Award Shares; and

      (d) such Grantee realizes that there are substantial risks incident to an investment in the Award Shares.

      SECTION 9. IMPACT ON OTHER BENEFITS. The value of the Award Shares (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

      SECTION 10. ADMINISTRATION. The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Grantee, and any and all interested parties.

      SECTION 11. NO AGREEMENT TO CONTINUE IN EMPLOYMENT. Nothing in the Plan or this Agreement shall confer on the Grantee any right to continue in the employ of the Company or any Affiliate or interfere in any way with the right of the Company and any Affiliate to terminate the Grantee's employment at any time.

      SECTION 12. AMENDMENT(S). This Agreement shall be subject to the terms of the Plan, as amended from time to time, except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any amendment or termination approved after the Award Date without the Grantee's written consent.

      SECTION 13. FORCE AND EFFECT. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

      SECTION 14. GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland.

      SECTION 15. MISCELLANEOUS.

      15.1 Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Grantee at the address appearing in the personnel records of the Company for such Grantee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      15.2 This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof. By execution of this Agreement, the Grantee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                     CAPSTEAD MORTGAGE CORPORATION

                                     By: /s/ ANDREW F. JACOBS
                                        --------------------------------------
                                         Andrew F. Jacobs
                                         President and Chief Executive Officer

                                     [GRANTEE]

                                     /s/ AMAR R. PATEL
                                     -------------------------------------------
                                          Amar R. Patel

                                                                 EXHIBIT 10.4(p)

                          CAPSTEAD MORTGAGE CORPORATION

                           RESTRICTED STOCK AGREEMENT
                                  FOR EMPLOYEES

      THIS AGREEMENT made and entered into as of the 13th day of May, 2005 (hereinafter called the "Award Date"), by and between Capstead Mortgage Corporation, a Maryland corporation (the "Company"), and Phillip A. Reinsch (the "Grantee").

      WHEREAS, the Company, having determined that its interests will be advanced by providing an incentive to the Grantee to increase the performance of the Company and its Affiliates, has awarded to the grantee a restricted stock award conditioned upon the execution by the Company and the Grantee of a Restricted Stock Agreement.

      THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, the parties hereby agree as follows:

      SECTION 1. GRANT.

      1.1 Grant and Acceptance. Pursuant to the May 13, 2005 authorization to grant shares of restricted stock to the current employees, the Company does hereby grant and transfer to the Grantee, for no cash consideration from the Grantee, and the Grantee does hereby accept from the Company, an aggregate of 20,000 shares (the "Award Shares") of the Common Stock, $0.01 par value per share, of the Company (the "Common Stock") according to the terms and conditions and subject to the restrictions hereinafter set forth.

      1.2 Effect of Plan. The Award Shares shall constitute Restricted Stock and this grant shall constitute an Award, each as defined in the Company's 2004 Flexible Long-Term Incentive Plan (the "Plan"). This Agreement is expressly subject to the terms and provisions of the Plan and in the event there is a conflict between the terms of the Plan and this Agreement, the terms of the Plan shall control. All undefined capitalized terms used herein shall have the meanings assigned in the Plan. The Award is subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto.

      SECTION 2. RIGHTS IN SHARES. The Grantee, for the duration of this Agreement, shall be the record owner of, and shall be entitled to vote, the Award Shares and shall be entitled to receive all dividends and any other distributions declared on the Award Shares (provided, however, that nothing contained herein shall cause the Company to declare any such dividends or to make any such distributions).

      SECTION 3. VESTING.

      3.1 Vesting. The Award Shares shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                  Percentage of Shares           Cumulative
    Date        Vested on Specified Date    Percentage of Shares
------------    ------------------------    --------------------
May 13, 2006               25                        25
May 13, 2007               25                        50
May 13, 2008               25                        75
May 13, 2009               25                       100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided in Sections 3.2, 3.3 and 3.4 below, no additional Award Shares shall vest after:

            (i) termination of Grantee's employment with the Company or any Affiliate for any reason (including termination by reason of voluntary or involuntary discharge, Disability or Retirement) in which case the Grantee shall, at the time of termination, forfeit all right, title and interest in and to any Award Shares not then vested, or

            (ii) a Grantee working full-time at the Award Date reduces his/her scheduled hours worked per week below a standard 40-hour work week, in which case the Grantee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Award Shares not then vested; or

            (iii) a Grantee working part-time at the Award Date reduces his/her scheduled hours worked per week below a standard 20-hour work week, in which case the Grantee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Award Shares not then vested.

      3.2 Effect of Grantee's Death. If the Grantee ceases to be an employee of the Company or any Affiliate by reason of death, any and all outstanding Award Shares not fully vested shall automatically vest in full and the personal representatives heirs, legatees or distributees of the Grantee, as appropriate, shall become fully vested in the Award Shares effective on the date of the Grantee's death.

      3.3 Effect of Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any and all outstanding Award Shares not fully vested shall automatically vest in full immediately prior to such dissolution or liquidation.

      3.4 Effect of Change of Control. In the event of a Change in Control (as defined in the Plan), any and all outstanding Award Shares not fully vested shall automatically vest in full. The date on which such accelerated vesting shall occur shall be the date of the occurrence of the Change in Control.

      3.5 Effect of Forfeiture. Any Award Shares forfeited pursuant to Section
3.1 shall revert to the Company.

      SECTION 4. STOCK CERTIFICATES. Upon grant of the Award Shares, the Company shall cause its Transfer Agent to record Grantee's ownership of such Award Shares in book entry form. As Award Shares vest hereunder, such Award Shares shall be transferred into an unrestricted account in the name of the Grantee or, at the request of the Grantee, issued in stock certificate form. Any such certificates shall be unencumbered by any of the restrictions enumerated herein other than such restrictions as may be imposed by applicable federal or state securities laws and regulations.

      SECTION 5. TRANSFER AND REPURCHASES UPON TERMINATION.

      5.1 The unvested Award Shares shall not be offered, sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (each, a "Transfer") for any purpose whatsoever, other than to the Company, and shall not be subject, in whole or in part, to execution, attachment, or similar process in all such cases until the date of vesting. Any attempted Transfer of the unvested Award Shares, other than in accordance with the terms set forth herein, shall be void and of no effect.

      5.2 Grantee acknowledges that any sale, assignment, transfer or other disposition of vested Award Shares may be subject to restrictions contained in applicable federal or state securities laws and regulations and that any such sale, assignment, transfer or other disposition of Award Shares by him or her will be in compliance with such laws and regulations.

      SECTION 6. WITHHOLDINGS. The Company and each Affiliate shall have the right to retain and withhold from any payment (including the vesting) of Award Shares (and any dividends on Award Shares) any amounts required to be withheld or otherwise deducted and paid with respect to such payment (including the vesting thereof). At its discretion, the Company and each Affiliate may require the Grantee receiving Award Shares to reimburse the Company or any Affiliate for any such taxes required to be withheld by the Company or the Affiliate and withhold any distribution in whole or in part until the Company and each Affiliate is so reimbursed. In lieu thereof, the Company and each Affiliate shall have the right to withhold from any other cash amounts due or to become due from the Company or the Affiliate to the Grantee an amount equal to such taxes required to be withheld by the Company or the Affiliate as reimbursement for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes in order to reimburse the Company or the Affiliate for any such taxes.

      SECTION 7. ADJUSTMENTS TO AWARD SHARES.

      7.1 Stock Dividends and Splits and Similar Transactions. Subject to any required action by the Company's Board of Directors and stockholders, the number of Award Shares shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from the payment of a Share dividend, a Share split, a Share reverse-split or any similar transaction.

      7.2 Change in Par Value. In the event of a change in the Company's Shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

      7.3 Other Capital Adjustments. Except as hereinbefore expressly provided in Section 7.1 and except for rights that all holders of Common Stock shall have, Grantee shall have no rights by reason of any subdivision or consolidation of Shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation; any issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall not affect the Award, and no adjustment by reason thereof shall be made with respect to the number or price of the Company's Shares subject to the Award. An Award of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

      SECTION 8. GRANTEE'S REPRESENTATIONS AND WARRANTIES. Grantee represents and warrants that:

      (a) such Grantee has not and will not, directly or indirectly, Transfer any Award Shares except in accordance with the terms of this Agreement;

      (b) such Grantee has, or such Grantee together with such Grantee's advisors, if any, have such knowledge and experience in financial, business and tax matters that such Grantee is, or such Grantee together with such Grantee's advisors, if any, are capable of evaluating the merits and risks relating to such Grantee's investment in the Award Shares and making an investment decision with respect to the Company;

      (c) such Grantee has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and such Grantee's investment in the Award Shares; and

      (d) such Grantee realizes that there are substantial risks incident to an investment in the Award Shares.

      SECTION 9. IMPACT ON OTHER BENEFITS. The value of the Award Shares (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

      SECTION 10. ADMINISTRATION. The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Grantee, and any and all interested parties.

      SECTION 11. NO AGREEMENT TO CONTINUE IN EMPLOYMENT. Nothing in the Plan or this Agreement shall confer on the Grantee any right to continue in the employ of the Company or any Affiliate or interfere in any way with the right of the Company and any Affiliate to terminate the Grantee's employment at any time.

      SECTION 12. AMENDMENT(S). This Agreement shall be subject to the terms of the Plan, as amended from time to time, except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any amendment or termination approved after the Award Date without the Grantee's written consent.

      SECTION 13. FORCE AND EFFECT. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

      SECTION 14. GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland.

      SECTION 15. MISCELLANEOUS.

      15.1 Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Grantee at the address appearing in the personnel records of the Company for such Grantee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      15.2 This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof. By execution of this Agreement, the Grantee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                     CAPSTEAD MORTGAGE CORPORATION

                                     By: /s/ ANDREW F. JACOBS
                                        ----------------------------------------
                                         Andrew F. Jacobs
                                         President and Chief Executive Officer

                                     [GRANTEE]

                                     /s/ PHILLIP A. REINSCH
                                     -------------------------------------------
                                          Phillip A. Reinsch

                                                                 EXHIBIT 10.4(q)

                          CAPSTEAD MORTGAGE CORPORATION

                           RESTRICTED STOCK AGREEMENT
                                  FOR EMPLOYEES

      THIS AGREEMENT made and entered into as of the 13th day of May, 2005 (hereinafter called the "Award Date"), by and between Capstead Mortgage Corporation, a Maryland corporation (the "Company"), and Robert R. Spears, Jr. (the "Grantee").

      WHEREAS, the Company, having determined that its interests will be advanced by providing an incentive to the Grantee to increase the performance of the Company and its Affiliates, has awarded to the grantee a restricted stock award conditioned upon the execution by the Company and the Grantee of a Restricted Stock Agreement.

      THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, the parties hereby agree as follows:

      SECTION 1. GRANT.

      1.1 Grant and Acceptance. Pursuant to the May 13, 2005 authorization to grant shares of restricted stock to the current employees, the Company does hereby grant and transfer to the Grantee, for no cash consideration from the Grantee, and the Grantee does hereby accept from the Company, an aggregate of 20,000 shares (the "Award Shares") of the Common Stock, $0.01 par value per share, of the Company (the "Common Stock") according to the terms and conditions and subject to the restrictions hereinafter set forth.

      1.2 Effect of Plan. The Award Shares shall constitute Restricted Stock and this grant shall constitute an Award, each as defined in the Company's 2004 Flexible Long-Term Incentive Plan (the "Plan"). This Agreement is expressly subject to the terms and provisions of the Plan and in the event there is a conflict between the terms of the Plan and this Agreement, the terms of the Plan shall control. All undefined capitalized terms used herein shall have the meanings assigned in the Plan. The Award is subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto.

      SECTION 2. RIGHTS IN SHARES. The Grantee, for the duration of this Agreement, shall be the record owner of, and shall be entitled to vote, the Award Shares and shall be entitled to receive all dividends and any other distributions declared on the Award Shares (provided, however, that nothing contained herein shall cause the Company to declare any such dividends or to make any such distributions).

      SECTION 3. VESTING.

      3.1 Vesting. The Award Shares shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                  Percentage of Shares           Cumulative
    Date        Vested on Specified Date     Percentage of Shares
------------    ------------------------     --------------------
May 13, 2006               25                        25
May 13, 2007               25                        50
May 13, 2008               25                        75
May 13, 2009               25                       100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided in Sections 3.2, 3.3 and 3.4 below, no additional Award Shares shall vest after:

            (i) termination of Grantee's employment with the Company or any Affiliate for any reason (including termination by reason of voluntary or involuntary discharge, Disability or Retirement) in which case the Grantee shall, at the time of termination, forfeit all right, title and interest in and to any Award Shares not then vested, or

            (ii) a Grantee working full-time at the Award Date reduces his/her scheduled hours worked per week below a standard 40-hour work week, in which case the Grantee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Award Shares not then vested; or

            (iii) a Grantee working part-time at the Award Date reduces his/her scheduled hours worked per week below a standard 20-hour work week, in which case the Grantee shall, at the time of such reduction and subject to management's discretion, forfeit all right, title and interest in and to any Award Shares not then vested.

      3.2 Effect of Grantee's Death. If the Grantee ceases to be an employee of the Company or any Affiliate by reason of death, any and all outstanding Award Shares not fully vested shall automatically vest in full and the personal representatives heirs, legatees or distributees of the Grantee, as appropriate, shall become fully vested in the Award Shares effective on the date of the Grantee's death.

      3.3 Effect of Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any and all outstanding Award Shares not fully vested shall automatically vest in full immediately prior to such dissolution or liquidation.

      3.4 Effect of Change of Control. In the event of a Change in Control (as defined in the Plan), any and all outstanding Award Shares not fully vested shall automatically vest in full. The date on which such accelerated vesting shall occur shall be the date of the occurrence of the Change in Control.

      3.5 Effect of Forfeiture. Any Award Shares forfeited pursuant to Section
3.1 shall revert to the Company.

      SECTION 4. STOCK CERTIFICATES. Upon grant of the Award Shares, the Company shall cause its Transfer Agent to record Grantee's ownership of such Award Shares in book entry form. As Award Shares vest hereunder, such Award Shares shall be transferred into an unrestricted account in the name of the Grantee or, at the request of the Grantee, issued in stock certificate form. Any such certificates shall be unencumbered by any of the restrictions enumerated herein other than such restrictions as may be imposed by applicable federal or state securities laws and regulations.

      SECTION 5. TRANSFER AND REPURCHASES UPON TERMINATION.

      5.1 The unvested Award Shares shall not be offered, sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (each, a "Transfer") for any purpose whatsoever, other than to the Company, and shall not be subject, in whole or in part, to execution, attachment, or similar process in all such cases until the date of vesting. Any attempted Transfer of the unvested Award Shares, other than in accordance with the terms set forth herein, shall be void and of no effect.

      5.2 Grantee acknowledges that any sale, assignment, transfer or other disposition of vested Award Shares may be subject to restrictions contained in applicable federal or state securities laws and regulations and that any such sale, assignment, transfer or other disposition of Award Shares by him or her will be in compliance with such laws and regulations.

      SECTION 6. WITHHOLDINGS. The Company and each Affiliate shall have the right to retain and withhold from any payment (including the vesting) of Award Shares (and any dividends on Award Shares) any amounts required to be withheld or otherwise deducted and paid with respect to such payment (including the vesting thereof). At its discretion, the Company and each Affiliate may require the Grantee receiving Award Shares to reimburse the Company or any Affiliate for any such taxes required to be withheld by the Company or the Affiliate and withhold any distribution in whole or in part until the Company and each Affiliate is so reimbursed. In lieu thereof, the Company and each Affiliate shall have the right to withhold from any other cash amounts due or to become due from the Company or the Affiliate to the Grantee an amount equal to such taxes required to be withheld by the Company or the Affiliate as reimbursement for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes in order to reimburse the Company or the Affiliate for any such taxes.

      SECTION 7. ADJUSTMENTS TO AWARD SHARES.

      7.1 Stock Dividends and Splits and Similar Transactions. Subject to any required action by the Company's Board of Directors and stockholders, the number of Award Shares shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from the payment of a Share dividend, a Share split, a Share reverse-split or any similar transaction.

      7.2 Change in Par Value. In the event of a change in the Company's Shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

      7.3 Other Capital Adjustments. Except as hereinbefore expressly provided in Section 7.1 and except for rights that all holders of Common Stock shall have, Grantee shall have no rights by reason of any subdivision or consolidation of Shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation; any issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall not affect the Award, and no adjustment by reason thereof shall be made with respect to the number or price of the Company's Shares subject to the Award. An Award of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

      SECTION 8. GRANTEE'S REPRESENTATIONS AND WARRANTIES. Grantee represents and warrants that:

      (a) such Grantee has not and will not, directly or indirectly, Transfer any Award Shares except in accordance with the terms of this Agreement;

      (b) such Grantee has, or such Grantee together with such Grantee's advisors, if any, have such knowledge and experience in financial, business and tax matters that such Grantee is, or such Grantee together with such Grantee's advisors, if any, are capable of evaluating the merits and risks relating to such Grantee's investment in the Award Shares and making an investment decision with respect to the Company;

      (c) such Grantee has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and such Grantee's investment in the Award Shares; and

      (d) such Grantee realizes that there are substantial risks incident to an investment in the Award Shares.

      SECTION 9. IMPACT ON OTHER BENEFITS. The value of the Award Shares (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

      SECTION 10. ADMINISTRATION. The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Grantee, and any and all interested parties.

      SECTION 11. NO AGREEMENT TO CONTINUE IN EMPLOYMENT. Nothing in the Plan or this Agreement shall confer on the Grantee any right to continue in the employ of the Company or any Affiliate or interfere in any way with the right of the Company and any Affiliate to terminate the Grantee's employment at any time.

      SECTION 12. AMENDMENT(S). This Agreement shall be subject to the terms of the Plan, as amended from time to time, except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any amendment or termination approved after the Award Date without the Grantee's written consent.

      SECTION 13. FORCE AND EFFECT. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

      SECTION 14. GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland.

      SECTION 15. MISCELLANEOUS.

      15.1 Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Grantee at the address appearing in the personnel records of the Company for such Grantee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      15.2 This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof. By execution of this Agreement, the Grantee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                     CAPSTEAD MORTGAGE CORPORATION

                                     By: /s/ ANDREW F. JACOBS
                                        ----------------------------------------
                                         Andrew F. Jacobs
                                         President and Chief Executive Officer

                                     [GRANTEE]

                                     /s/ ROBERT R. SPEARS, JR.
                                     -------------------------------------------
                                           Robert R. Spears, Jr.

                                                                 EXHIBIT 10.4(r)

                          CAPSTEAD MORTGAGE CORPORATION

                           RESTRICTED STOCK AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

      THIS AGREEMENT made and entered into as of the 21st day of June, 2005 (hereinafter called the "Award Date"), by and between Capstead Mortgage Corporation, a Maryland corporation (the "Company"), and Jack Biegler (the "Grantee").

      WHEREAS, the Company, having determined that its interests will be advanced by providing an incentive to the Grantee to increase the performance of the Company and its Affiliates, has awarded to the grantee a restricted stock award conditioned upon the execution by the Company and the Grantee of a Restricted Stock Agreement.

      THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, the parties hereby agree as follows:

      SECTION 1. GRANT.

      1.1 Grant and Acceptance. The Company does hereby grant and transfer to the Grantee, for no cash consideration from the Grantee, and the Grantee does hereby accept from the Company, an aggregate of 5,000 shares (the "Award Shares") of the Common Stock, $0.01 par value per share, of the Company (the "Common Stock") according to the terms and conditions and subject to the restrictions hereinafter set forth.

      1.2 Effect of Plan. The Award Shares shall constitute Restricted Stock and this grant shall constitute an Award, each as defined in the Company's 2004 Flexible Long-Term Incentive Plan (the "Plan"). This Agreement is expressly subject to the terms and provisions of the Plan and in the event there is a conflict between the terms of the Plan and this Agreement, the terms of the Plan shall control. All undefined capitalized terms used herein shall have the meanings assigned in the Plan. The Award is subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto.

      SECTION 2. RIGHTS IN SHARES. The Grantee, for the duration of this Agreement, shall be the record owner of, and shall be entitled to vote, the Award Shares and shall be entitled to receive all dividends and any other distributions declared on the Award Shares (provided, however, that nothing contained herein shall cause the Company to declare any such dividends or to make any such distributions).

      SECTION 3. VESTING.

      3.1 Vesting. The Award Shares shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                     Percentage of Shares           Cumulative
    Date           Vested on Specified Date    Percentage of Shares
-------------      ------------------------    --------------------
June 21, 2006                 25                        25
June 21, 2007                 25                        50
June 21, 2008                 25                        75
June 21, 2009                 25                       100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided in Sections 3.2, 3.3 and 3.4 below, no additional Award Shares shall vest after termination of Grantee's directorship with the Company or any Affiliate for any reason (including termination by reason of voluntary or involuntary discharge, Disability or Retirement) in which case the Grantee shall, at the time of termination, forfeit all right, title and interest in and to any Award Shares not then vested.

      3.2 Effect of Grantee's Death. If the Grantee ceases to be a director of the Company or any Affiliate by reason of death, any and all outstanding Award Shares not fully vested shall automatically vest in full and the personal representatives heirs, legatees or distributees of the Grantee, as appropriate, shall become fully vested in the Award Shares effective on the date of the Grantee's death.

      3.3 Effect of Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any and all outstanding Award Shares not fully vested shall automatically vest in full immediately prior to such dissolution or liquidation.

      3.4 Effect of Change of Control. In the event of a Change in Control (as defined in the Plan), any and all outstanding Award Shares not fully vested shall automatically vest in full. The date on which such accelerated vesting shall occur shall be the date of the occurrence of the Change in Control.

      3.5 Effect of Forfeiture. Any Award Shares forfeited pursuant to Section
3.1 shall revert to the Company.

      SECTION 4. STOCK CERTIFICATES. Upon grant of the Award Shares, the Company shall cause its Transfer Agent to record Grantee's ownership of such Award Shares in book entry form. As Award Shares vest hereunder, such Award Shares shall be transferred into an unrestricted account in the name of the Grantee or, at the request of the Grantee, issued in stock certificate form. Any such certificates shall be unencumbered by any of the restrictions enumerated herein other than such restrictions as may be imposed by applicable federal or state securities laws and regulations.

      SECTION 5. TRANSFER AND REPURCHASES UPON TERMINATION.

      5.1 The unvested Award Shares shall not be offered, sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (each, a "Transfer") for any purpose whatsoever, other than to the Company, and shall not be subject, in whole or in part, to execution, attachment, or similar process in all such cases until the date of vesting. Any attempted Transfer of the unvested Award Shares, other than in accordance with the terms set forth herein, shall be void and of no effect.

      5.2 Grantee acknowledges that any sale, assignment, transfer or other disposition of vested Award Shares may be subject to restrictions contained in applicable federal or state securities laws and regulations and that any such sale, assignment, transfer or other disposition of Award Shares by him or her will be in compliance with such laws and regulations.

      SECTION 6. WITHHOLDINGS. The Company and each Affiliate shall have the right to retain and withhold from any payment (including the vesting) of Award Shares (and any dividends on Award Shares) any amounts required to be withheld or otherwise deducted and paid with respect to such payment (including the vesting thereof). At its discretion, the Company and each Affiliate may require the Grantee receiving Award Shares to reimburse the Company or any Affiliate for any such taxes required to be withheld by the Company or the Affiliate and withhold any distribution in whole or in part until the Company and each Affiliate is so reimbursed. In lieu thereof, the Company and each Affiliate shall have the right to withhold from any other cash amounts due or to become due from the Company or the Affiliate to the Grantee an amount equal to such taxes required to be withheld by the Company or the Affiliate as reimbursement for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes in order to reimburse the Company or the Affiliate for any such taxes.

      SECTION 7. ADJUSTMENTS TO AWARD SHARES.

      7.1 Stock Dividends and Splits and Similar Transactions. Subject to any required action by the Company's Board of Directors and stockholders, the number of Award Shares shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from the payment of a Share dividend, a Share split, a Share reverse-split or any similar transaction.

      7.2 Change in Par Value. In the event of a change in the Company's Shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

      7.3 Other Capital Adjustments. Except as hereinbefore expressly provided in Section 7.1 and except for rights that all holders of Common Stock shall have, Grantee shall have no rights by reason of any subdivision or consolidation of Shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation; any issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall not affect the Award, and no adjustment by reason thereof shall be made with respect to the number or price of the Company's Shares subject to the Award. An Award of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

      SECTION 8. GRANTEE'S REPRESENTATIONS AND WARRANTIES. Grantee represents and warrants that:

      (a) such Grantee has not and will not, directly or indirectly, Transfer any Award Shares except in accordance with the terms of this Agreement;

      (b) such Grantee has, or such Grantee together with such Grantee's advisors, if any, have such knowledge and experience in financial, business and tax matters that such Grantee is, or such Grantee together with such Grantee's advisors, if any, are capable of evaluating the merits and risks relating to such Grantee's investment in the Award Shares and making an investment decision with respect to the Company;

      (c) such Grantee has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and such Grantee's investment in the Award Shares; and

      (d) such Grantee realizes that there are substantial risks incident to an investment in the Award Shares.

      SECTION 9. IMPACT ON OTHER BENEFITS. The value of the Award Shares (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

      SECTION 10. ADMINISTRATION. The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Grantee, and any and all interested parties.

      SECTION 11. AMENDMENT(S). This Agreement shall be subject to the terms of the Plan, as amended from time to time, except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any amendment or termination approved after the Award Date without the Grantee's written consent.

      SECTION 12. FORCE AND EFFECT. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

      SECTION 13. GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland.

      SECTION 14. MISCELLANEOUS.

      14.1 Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Grantee at the address appearing in the personnel records of the Company for such Grantee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      14.2 This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof. By execution of this Agreement, the Grantee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                 CAPSTEAD MORTGAGE CORPORATION

                                 By: /s/ ANDREW F. JACOBS
                                    -------------------------------------------
                                     Andrew F. Jacobs
                                     President and Chief Executive Officer

                                 [GRANTEE]

                                 /s/ JACK BIEGLER
                                 ---------------------------------------------
                                       Jack Biegler

                                                                 EXHIBIT 10.4(s)

                          CAPSTEAD MORTGAGE CORPORATION

                           RESTRICTED STOCK AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

      THIS AGREEMENT made and entered into as of the 13th day of May, 2005 (hereinafter called the "Award Date"), by and between Capstead Mortgage Corporation, a Maryland corporation (the "Company"), and Gary Keiser (the "Grantee").

      WHEREAS, the Company, having determined that its interests will be advanced by providing an incentive to the Grantee to increase the performance of the Company and its Affiliates, has awarded to the grantee a restricted stock award conditioned upon the execution by the Company and the Grantee of a Restricted Stock Agreement.

      THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, the parties hereby agree as follows:

      SECTION 1. GRANT.

      1.1 Grant and Acceptance. The Company does hereby grant and transfer to the Grantee, for no cash consideration from the Grantee, and the Grantee does hereby accept from the Company, an aggregate of 5,000 shares (the "Award Shares") of the Common Stock, $0.01 par value per share, of the Company (the "Common Stock") according to the terms and conditions and subject to the restrictions hereinafter set forth.

      1.2 Effect of Plan. The Award Shares shall constitute Restricted Stock and this grant shall constitute an Award, each as defined in the Company's 2004 Flexible Long-Term Incentive Plan (the "Plan"). This Agreement is expressly subject to the terms and provisions of the Plan and in the event there is a conflict between the terms of the Plan and this Agreement, the terms of the Plan shall control. All undefined capitalized terms used herein shall have the meanings assigned in the Plan. The Award is subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto.

      SECTION 2. RIGHTS IN SHARES. The Grantee, for the duration of this Agreement, shall be the record owner of, and shall be entitled to vote, the Award Shares and shall be entitled to receive all dividends and any other distributions declared on the Award Shares (provided, however, that nothing contained herein shall cause the Company to declare any such dividends or to make any such distributions).

      SECTION 3. VESTING.

      3.1 Vesting. The Award Shares shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                     Percentage of Shares            Cumulative
    Date           Vested on Specified Date     Percentage of Shares
------------       ------------------------     --------------------
May 13, 2006                    25                         25
May 13, 2007                    25                         50
May 13, 2008                    25                         75
May 13, 2009                    25                        100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided in Sections 3.2, 3.3 and 3.4 below, no additional Award Shares shall vest after termination of Grantee's directorship with the Company or any Affiliate for any reason (including termination by reason of voluntary or involuntary discharge, Disability or Retirement) in which case the Grantee shall, at the time of termination, forfeit all right, title and interest in and to any Award Shares not then vested.

      3.2 Effect of Grantee's Death. If the Grantee ceases to be a director of the Company or any Affiliate by reason of death, any and all outstanding Award Shares not fully vested shall automatically vest in full and the personal representatives heirs, legatees or distributees of the Grantee, as appropriate, shall become fully vested in the Award Shares effective on the date of the Grantee's death.

      3.3 Effect of Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any and all outstanding Award Shares not fully vested shall automatically vest in full immediately prior to such dissolution or liquidation.

      3.4 Effect of Change of Control. In the event of a Change in Control (as defined in the Plan), any and all outstanding Award Shares not fully vested shall automatically vest in full. The date on which such accelerated vesting shall occur shall be the date of the occurrence of the Change in Control.

      3.5 Effect of Forfeiture. Any Award Shares forfeited pursuant to Section
3.1 shall revert to the Company.

      SECTION 4. STOCK CERTIFICATES. Upon grant of the Award Shares, the Company shall cause its Transfer Agent to record Grantee's ownership of such Award Shares in book entry form. As Award Shares vest hereunder, such Award Shares shall be transferred into an unrestricted account in the name of the Grantee or, at the request of the Grantee, issued in stock certificate form. Any such certificates shall be unencumbered by any of the restrictions enumerated herein other than such restrictions as may be imposed by applicable federal or state securities laws and regulations.

      SECTION 5. TRANSFER AND REPURCHASES UPON TERMINATION.

      5.1 The unvested Award Shares shall not be offered, sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (each, a "Transfer") for any purpose whatsoever, other than to the Company, and shall not be subject, in whole or in part, to execution, attachment, or similar process in all such cases until the date of vesting. Any attempted Transfer of the unvested Award Shares, other than in accordance with the terms set forth herein, shall be void and of no effect.

      5.2 Grantee acknowledges that any sale, assignment, transfer or other disposition of vested Award Shares may be subject to restrictions contained in applicable federal or state securities laws and regulations and that any such sale, assignment, transfer or other disposition of Award Shares by him or her will be in compliance with such laws and regulations.

      SECTION 6. WITHHOLDINGS. The Company and each Affiliate shall have the right to retain and withhold from any payment (including the vesting) of Award Shares (and any dividends on Award Shares) any amounts required to be withheld or otherwise deducted and paid with respect to such payment (including the vesting thereof). At its discretion, the Company and each Affiliate may require the Grantee receiving Award Shares to reimburse the Company or any Affiliate for any such taxes required to be withheld by the Company or the Affiliate and withhold any distribution in whole or in part until the Company and each Affiliate is so reimbursed. In lieu thereof, the Company and each Affiliate shall have the right to withhold from any other cash amounts due or to become due from the Company or the Affiliate to the Grantee an amount equal to such taxes required to be withheld by the Company or the Affiliate as reimbursement for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes in order to reimburse the Company or the Affiliate for any such taxes.

      SECTION 7. ADJUSTMENTS TO AWARD SHARES.

      7.1 Stock Dividends and Splits and Similar Transactions. Subject to any required action by the Company's Board of Directors and stockholders, the number of Award Shares shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from the payment of a Share dividend, a Share split, a Share reverse-split or any similar transaction.

      7.2 Change in Par Value. In the event of a change in the Company's Shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

      7.3 Other Capital Adjustments. Except as hereinbefore expressly provided in Section 7.1 and except for rights that all holders of Common Stock shall have, Grantee shall have no rights by reason of any subdivision or consolidation of Shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation; any issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall not affect the Award, and no adjustment by reason thereof shall be made with respect to the number or price of the Company's Shares subject to the Award. An Award of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

      SECTION 8. GRANTEE'S REPRESENTATIONS AND WARRANTIES. Grantee represents and warrants that:

      (a) such Grantee has not and will not, directly or indirectly, Transfer any Award Shares except in accordance with the terms of this Agreement;

      (b) such Grantee has, or such Grantee together with such Grantee's advisors, if any, have such knowledge and experience in financial, business and tax matters that such Grantee is, or such Grantee together with such Grantee's advisors, if any, are capable of evaluating the merits and risks relating to such Grantee's investment in the Award Shares and making an investment decision with respect to the Company;

      (c) such Grantee has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and such Grantee's investment in the Award Shares; and

      (d) such Grantee realizes that there are substantial risks incident to an investment in the Award Shares.

      SECTION 9. IMPACT ON OTHER BENEFITS. The value of the Award Shares (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

      SECTION 10. ADMINISTRATION. The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Grantee, and any and all interested parties.

      SECTION 11. AMENDMENT(S). This Agreement shall be subject to the terms of the Plan, as amended from time to time, except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any amendment or termination approved after the Award Date without the Grantee's written consent.

      SECTION 12. FORCE AND EFFECT. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

      SECTION 13. GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland.

      SECTION 14. MISCELLANEOUS.

      14.1 Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Grantee at the address appearing in the personnel records of the Company for such Grantee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      14.2 This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof. By execution of this Agreement, the Grantee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                    CAPSTEAD MORTGAGE CORPORATION

                                    By: /s/ ANDREW F. JACOBS
                                       -----------------------------------------
                                        Andrew F. Jacobs
                                        President and Chief Executive Officer

                                    [GRANTEE]

                                    /s/ GARY KEISER
                                    --------------------------------------------
                                          Gary Keiser

                                                                 EXHIBIT 10.4(t)

                          CAPSTEAD MORTGAGE CORPORATION

                           RESTRICTED STOCK AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

      THIS AGREEMENT made and entered into as of the 13th day of May, 2005 (hereinafter called the "Award Date"), by and between Capstead Mortgage Corporation, a Maryland corporation (the "Company"), and Paul M. Low (the "Grantee").

      WHEREAS, the Company, having determined that its interests will be advanced by providing an incentive to the Grantee to increase the performance of the Company and its Affiliates, has awarded to the grantee a restricted stock award conditioned upon the execution by the Company and the Grantee of a Restricted Stock Agreement.

      THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, the parties hereby agree as follows:

      SECTION 1. GRANT.

      1.1 Grant and Acceptance. The Company does hereby grant and transfer to the Grantee, for no cash consideration from the Grantee, and the Grantee does hereby accept from the Company, an aggregate of 5,000 shares (the "Award Shares") of the Common Stock, $0.01 par value per share, of the Company (the "Common Stock") according to the terms and conditions and subject to the restrictions hereinafter set forth.

      1.2 Effect of Plan. The Award Shares shall constitute Restricted Stock and this grant shall constitute an Award, each as defined in the Company's 2004 Flexible Long-Term Incentive Plan (the "Plan"). This Agreement is expressly subject to the terms and provisions of the Plan and in the event there is a conflict between the terms of the Plan and this Agreement, the terms of the Plan shall control. All undefined capitalized terms used herein shall have the meanings assigned in the Plan. The Award is subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto.

      SECTION 2. RIGHTS IN SHARES. The Grantee, for the duration of this Agreement, shall be the record owner of, and shall be entitled to vote, the Award Shares and shall be entitled to receive all dividends and any other distributions declared on the Award Shares (provided, however, that nothing contained herein shall cause the Company to declare any such dividends or to make any such distributions).

      SECTION 3. VESTING.

      3.1 Vesting. The Award Shares shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                         Percentage of Shares                    Cumulative
    Date               Vested on Specified Date             Percentage of Shares
------------           ------------------------             --------------------
May 13, 2006                      25                                 25
May 13, 2007                      25                                 50
May 13, 2008                      25                                 75
May 13, 2009                      25                                100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided in Sections 3.2, 3.3 and 3.4 below, no additional Award Shares shall vest after termination of Grantee's directorship with the Company or any Affiliate for any reason (including termination by reason of voluntary or involuntary discharge, Disability or Retirement) in which case the Grantee shall, at the time of termination, forfeit all right, title and interest in and to any Award Shares not then vested.

      3.2 Effect of Grantee's Death. If the Grantee ceases to be a director of the Company or any Affiliate by reason of death, any and all outstanding Award Shares not fully vested shall automatically vest in full and the personal representatives heirs, legatees or distributees of the Grantee, as appropriate, shall become fully vested in the Award Shares effective on the date of the Grantee's death.

      3.3 Effect of Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any and all outstanding Award Shares not fully vested shall automatically vest in full immediately prior to such dissolution or liquidation.

      3.4 Effect of Change of Control. In the event of a Change in Control (as defined in the Plan), any and all outstanding Award Shares not fully vested shall automatically vest in full. The date on which such accelerated vesting shall occur shall be the date of the occurrence of the Change in Control.

      3.5 Effect of Forfeiture. Any Award Shares forfeited pursuant to Section
3.1 shall revert to the Company.

      SECTION 4. STOCK CERTIFICATES. Upon grant of the Award Shares, the Company shall cause its Transfer Agent to record Grantee's ownership of such Award Shares in book entry form. As Award Shares vest hereunder, such Award Shares shall be transferred into an unrestricted account in the name of the Grantee or, at the request of the Grantee, issued in stock certificate form. Any such certificates shall be unencumbered by any of the restrictions enumerated herein other than such restrictions as may be imposed by applicable federal or state securities laws and regulations.

      SECTION 5. TRANSFER AND REPURCHASES UPON TERMINATION.

      5.1 The unvested Award Shares shall not be offered, sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (each, a "Transfer") for any purpose whatsoever, other than to the Company, and shall not be subject, in whole or in part, to execution, attachment, or similar process in all such cases until the date of vesting. Any attempted Transfer of the unvested Award Shares, other than in accordance with the terms set forth herein, shall be void and of no effect.

      5.2 Grantee acknowledges that any sale, assignment, transfer or other disposition of vested Award Shares may be subject to restrictions contained in applicable federal or state securities laws and regulations and that any such sale, assignment, transfer or other disposition of Award Shares by him or her will be in compliance with such laws and regulations.

      SECTION 6. WITHHOLDINGS. The Company and each Affiliate shall have the right to retain and withhold from any payment (including the vesting) of Award Shares (and any dividends on Award Shares) any amounts required to be withheld or otherwise deducted and paid with respect to such payment (including the vesting thereof). At its discretion, the Company and each Affiliate may require the Grantee receiving Award Shares to reimburse the Company or any Affiliate for any such taxes required to be withheld by the Company or the Affiliate and withhold any distribution in whole or in part until the Company and each Affiliate is so reimbursed. In lieu thereof, the Company and each Affiliate shall have the right to withhold from any other cash amounts due or to become due from the Company or the Affiliate to the Grantee an amount equal to such taxes required to be withheld by the Company or the Affiliate as reimbursement for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes in order to reimburse the Company or the Affiliate for any such taxes.

      SECTION 7. ADJUSTMENTS TO AWARD SHARES.

      7.1 Stock Dividends and Splits and Similar Transactions. Subject to any required action by the Company's Board of Directors and stockholders, the number of Award Shares shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from the payment of a Share dividend, a Share split, a Share reverse-split or any similar transaction.

      7.2 Change in Par Value. In the event of a change in the Company's Shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

      7.3 Other Capital Adjustments. Except as hereinbefore expressly provided in Section 7.1 and except for rights that all holders of Common Stock shall have, Grantee shall have no rights by reason of any subdivision or consolidation of Shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation; any issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall not affect the Award, and no adjustment by reason thereof shall be made with respect to the number or price of the Company's Shares subject to the Award. An Award of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

      SECTION 8. GRANTEE'S REPRESENTATIONS AND WARRANTIES. Grantee represents and warrants that:

      (a) such Grantee has not and will not, directly or indirectly, Transfer any Award Shares except in accordance with the terms of this Agreement;

      (b) such Grantee has, or such Grantee together with such Grantee's advisors, if any, have such knowledge and experience in financial, business and tax matters that such Grantee is, or such Grantee together with such Grantee's advisors, if any, are capable of evaluating the merits and risks relating to such Grantee's investment in the Award Shares and making an investment decision with respect to the Company;

      (c) such Grantee has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and such Grantee's investment in the Award Shares; and

      (d) such Grantee realizes that there are substantial risks incident to an investment in the Award Shares.

      SECTION 9. IMPACT ON OTHER BENEFITS. The value of the Award Shares (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

      SECTION 10. ADMINISTRATION. The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Grantee, and any and all interested parties.

      SECTION 11. AMENDMENT(S). This Agreement shall be subject to the terms of the Plan, as amended from time to time, except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any amendment or termination approved after the Award Date without the Grantee's written consent.

      SECTION 12. FORCE AND EFFECT. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

      SECTION 13. GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland.

      SECTION 14. MISCELLANEOUS.

      14.1 Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Grantee at the address appearing in the personnel records of the Company for such Grantee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      14.2 This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof. By execution of this Agreement, the Grantee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                 CAPSTEAD MORTGAGE CORPORATION

                                 By: /s/ ANDREW F. JACOBS
                                     -------------------------------------
                                     Andrew F. Jacobs
                                     President and Chief Executive Officer

                                 [GRANTEE]

                                 /s/ PAUL M. LOW
                                 ------------------------------------------
                                        Paul M. Low

                                                                 EXHIBIT 10.4(u)

                          CAPSTEAD MORTGAGE CORPORATION

                           RESTRICTED STOCK AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

      THIS AGREEMENT made and entered into as of the 21st day of June, 2005 (hereinafter called the "Award Date"), by and between Capstead Mortgage Corporation, a Maryland corporation (the "Company"), and Christopher W. Mahowald (the "Grantee").

      WHEREAS, the Company, having determined that its interests will be advanced by providing an incentive to the Grantee to increase the performance of the Company and its Affiliates, has awarded to the grantee a restricted stock award conditioned upon the execution by the Company and the Grantee of a Restricted Stock Agreement.

      THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, the parties hereby agree as follows:

      SECTION 1. GRANT.

      1.1 Grant and Acceptance. The Company does hereby grant and transfer to the Grantee, for no cash consideration from the Grantee, and the Grantee does hereby accept from the Company, an aggregate of 5,000 shares (the "Award Shares") of the Common Stock, $0.01 par value per share, of the Company (the "Common Stock") according to the terms and conditions and subject to the restrictions hereinafter set forth.

      1.2 Effect of Plan. The Award Shares shall constitute Restricted Stock and this grant shall constitute an Award, each as defined in the Company's 2004 Flexible Long-Term Incentive Plan (the "Plan"). This Agreement is expressly subject to the terms and provisions of the Plan and in the event there is a conflict between the terms of the Plan and this Agreement, the terms of the Plan shall control. All undefined capitalized terms used herein shall have the meanings assigned in the Plan. The Award is subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto.

      SECTION 2. RIGHTS IN SHARES. The Grantee, for the duration of this Agreement, shall be the record owner of, and shall be entitled to vote, the Award Shares and shall be entitled to receive all dividends and any other distributions declared on the Award Shares (provided, however, that nothing contained herein shall cause the Company to declare any such dividends or to make any such distributions).

      SECTION 3. VESTING.

      3.1 Vesting. The Award Shares shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                           Percentage of Shares                  Cumulative
    Date                 Vested on Specified Date           Percentage of Shares
-------------            ------------------------           --------------------
June 21, 2006                       25                               25
June 21, 2007                       25                               50
June 21, 2008                       25                               75
June 21, 2009                       25                              100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided in Sections 3.2, 3.3 and 3.4 below, no additional Award Shares shall vest after termination of Grantee's directorship with the Company or any Affiliate for any reason (including termination by reason of voluntary or involuntary discharge, Disability or Retirement) in which case the Grantee shall, at the time of termination, forfeit all right, title and interest in and to any Award Shares not then vested.

      3.2 Effect of Grantee's Death. If the Grantee ceases to be a director of the Company or any Affiliate by reason of death, any and all outstanding Award Shares not fully vested shall automatically vest in full and the personal representatives heirs, legatees or distributees of the Grantee, as appropriate, shall become fully vested in the Award Shares effective on the date of the Grantee's death.

      3.3 Effect of Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any and all outstanding Award Shares not fully vested shall automatically vest in full immediately prior to such dissolution or liquidation.

      3.4 Effect of Change of Control. In the event of a Change in Control (as defined in the Plan), any and all outstanding Award Shares not fully vested shall automatically vest in full. The date on which such accelerated vesting shall occur shall be the date of the occurrence of the Change in Control.

      3.5 Effect of Forfeiture. Any Award Shares forfeited pursuant to Section
3.1 shall revert to the Company.

      SECTION 4. STOCK CERTIFICATES. Upon grant of the Award Shares, the Company shall cause its Transfer Agent to record Grantee's ownership of such Award Shares in book entry form. As Award Shares vest hereunder, such Award Shares shall be transferred into an unrestricted account in the name of the Grantee or, at the request of the Grantee, issued in stock certificate form. Any such certificates shall be unencumbered by any of the restrictions enumerated herein other than such restrictions as may be imposed by applicable federal or state securities laws and regulations.

      SECTION 5. TRANSFER AND REPURCHASES UPON TERMINATION.

      5.1 The unvested Award Shares shall not be offered, sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (each, a "Transfer") for any purpose whatsoever, other than to the Company, and shall not be subject, in whole or in part, to execution, attachment, or similar process in all such cases until the date of vesting. Any attempted Transfer of the unvested Award Shares, other than in accordance with the terms set forth herein, shall be void and of no effect.

      5.2 Grantee acknowledges that any sale, assignment, transfer or other disposition of vested Award Shares may be subject to restrictions contained in applicable federal or state securities laws and regulations and that any such sale, assignment, transfer or other disposition of Award Shares by him or her will be in compliance with such laws and regulations.

      SECTION 6. WITHHOLDINGS. The Company and each Affiliate shall have the right to retain and withhold from any payment (including the vesting) of Award Shares (and any dividends on Award Shares) any amounts required to be withheld or otherwise deducted and paid with respect to such payment (including the vesting thereof). At its discretion, the Company and each Affiliate may require the Grantee receiving Award Shares to reimburse the Company or any Affiliate for any such taxes required to be withheld by the Company or the Affiliate and withhold any distribution in whole or in part until the Company and each Affiliate is so reimbursed. In lieu thereof, the Company and each Affiliate shall have the right to withhold from any other cash amounts due or to become due from the Company or the Affiliate to the Grantee an amount equal to such taxes required to be withheld by the Company or the Affiliate as reimbursement for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes in order to reimburse the Company or the Affiliate for any such taxes.

      SECTION 7. ADJUSTMENTS TO AWARD SHARES.

      7.1 Stock Dividends and Splits and Similar Transactions. Subject to any required action by the Company's Board of Directors and stockholders, the number of Award Shares shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from the payment of a Share dividend, a Share split, a Share reverse-split or any similar transaction.

      7.2 Change in Par Value. In the event of a change in the Company's Shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

      7.3 Other Capital Adjustments. Except as hereinbefore expressly provided in Section 7.1 and except for rights that all holders of Common Stock shall have, Grantee shall have no rights by reason of any subdivision or consolidation of Shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation; any issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall not affect the Award, and no adjustment by reason thereof shall be made with respect to the number or price of the Company's Shares subject to the Award. An Award of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

      SECTION 8. GRANTEE'S REPRESENTATIONS AND WARRANTIES. Grantee represents and warrants that:

      (a) such Grantee has not and will not, directly or indirectly, Transfer any Award Shares except in accordance with the terms of this Agreement;

      (b) such Grantee has, or such Grantee together with such Grantee's advisors, if any, have such knowledge and experience in financial, business and tax matters that such Grantee is, or such Grantee together with such Grantee's advisors, if any, are capable of evaluating the merits and risks relating to such Grantee's investment in the Award Shares and making an investment decision with respect to the Company;

      (c) such Grantee has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and such Grantee's investment in the Award Shares; and

      (d) such Grantee realizes that there are substantial risks incident to an investment in the Award Shares.

      SECTION 9. IMPACT ON OTHER BENEFITS. The value of the Award Shares (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

      SECTION 10. ADMINISTRATION. The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Grantee, and any and all interested parties.

      SECTION 11. AMENDMENT(S). This Agreement shall be subject to the terms of the Plan, as amended from time to time, except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any amendment or termination approved after the Award Date without the Grantee's written consent.

      SECTION 12. FORCE AND EFFECT. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

      SECTION 13. GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland.

      SECTION 14. MISCELLANEOUS.

      14.1 Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Grantee at the address appearing in the personnel records of the Company for such Grantee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      14.2 This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof. By execution of this Agreement, the Grantee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                 CAPSTEAD MORTGAGE CORPORATION

                                 By: /s/ ANDREW F. JACOBS
                                     -------------------------------------
                                     Andrew F. Jacobs
                                     President and Chief Executive Officer

                                 [GRANTEE]

                                 /s/ CHRISTOPHER W. MAHOWALD
                                 -----------------------------------------
                                        Christopher W. Mahowald

                                                                 EXHIBIT 10.4(v)

                          CAPSTEAD MORTGAGE CORPORATION

                           RESTRICTED STOCK AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

      THIS AGREEMENT made and entered into as of the 13th day of May, 2005 (hereinafter called the "Award Date"), by and between Capstead Mortgage Corporation, a Maryland corporation (the "Company"), and Michael G. O'Neil (the "Grantee").

      WHEREAS, the Company, having determined that its interests will be advanced by providing an incentive to the Grantee to increase the performance of the Company and its Affiliates, has awarded to the grantee a restricted stock award conditioned upon the execution by the Company and the Grantee of a Restricted Stock Agreement.

      THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, the parties hereby agree as follows:

      SECTION 1. GRANT.

      1.1 Grant and Acceptance. The Company does hereby grant and transfer to the Grantee, for no cash consideration from the Grantee, and the Grantee does hereby accept from the Company, an aggregate of 5,000 shares (the "Award Shares") of the Common Stock, $0.01 par value per share, of the Company (the "Common Stock") according to the terms and conditions and subject to the restrictions hereinafter set forth.

      1.2 Effect of Plan. The Award Shares shall constitute Restricted Stock and this grant shall constitute an Award, each as defined in the Company's 2004 Flexible Long-Term Incentive Plan (the "Plan"). This Agreement is expressly subject to the terms and provisions of the Plan and in the event there is a conflict between the terms of the Plan and this Agreement, the terms of the Plan shall control. All undefined capitalized terms used herein shall have the meanings assigned in the Plan. The Award is subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto.

      SECTION 2. RIGHTS IN SHARES. The Grantee, for the duration of this Agreement, shall be the record owner of, and shall be entitled to vote, the Award Shares and shall be entitled to receive all dividends and any other distributions declared on the Award Shares (provided, however, that nothing contained herein shall cause the Company to declare any such dividends or to make any such distributions).

      SECTION 3. VESTING.

      3.1 Vesting. The Award Shares shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                   Percentage of Shares             Cumulative
    Date         Vested on Specified Date       Percentage of Shares
------------     ------------------------       --------------------
May 13, 2006               25                            25
May 13, 2007               25                            50
May 13, 2008               25                            75
May 13, 2009               25                           100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided in Sections 3.2, 3.3 and 3.4 below, no additional Award Shares shall vest after termination of Grantee's directorship with the Company or any Affiliate for any reason (including termination by reason of voluntary or involuntary discharge, Disability or Retirement) in which case the Grantee shall, at the time of termination, forfeit all right, title and interest in and to any Award Shares not then vested.

      3.2 Effect of Grantee's Death. If the Grantee ceases to be a director of the Company or any Affiliate by reason of death, any and all outstanding Award Shares not fully vested shall automatically vest in full and the personal representatives heirs, legatees or distributees of the Grantee, as appropriate, shall become fully vested in the Award Shares effective on the date of the Grantee's death.

      3.3 Effect of Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any and all outstanding Award Shares not fully vested shall automatically vest in full immediately prior to such dissolution or liquidation.

      3.4 Effect of Change of Control. In the event of a Change in Control (as defined in the Plan), any and all outstanding Award Shares not fully vested shall automatically vest in full. The date on which such accelerated vesting shall occur shall be the date of the occurrence of the Change in Control.

      3.5 Effect of Forfeiture. Any Award Shares forfeited pursuant to Section
3.1 shall revert to the Company.

      SECTION 4. STOCK CERTIFICATES. Upon grant of the Award Shares, the Company shall cause its Transfer Agent to record Grantee's ownership of such Award Shares in book entry form. As Award Shares vest hereunder, such Award Shares shall be transferred into an unrestricted account in the name of the Grantee or, at the request of the Grantee, issued in stock certificate form. Any such certificates shall be unencumbered by any of the restrictions enumerated herein other than such restrictions as may be imposed by applicable federal or state securities laws and regulations.

      SECTION 5. TRANSFER AND REPURCHASES UPON TERMINATION.

      5.1 The unvested Award Shares shall not be offered, sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (each, a "Transfer") for any purpose whatsoever, other than to the Company, and shall not be subject, in whole or in part, to execution, attachment, or similar process in all such cases until the date of vesting. Any attempted Transfer of the unvested Award Shares, other than in accordance with the terms set forth herein, shall be void and of no effect.

      5.2 Grantee acknowledges that any sale, assignment, transfer or other disposition of vested Award Shares may be subject to restrictions contained in applicable federal or state securities laws and regulations and that any such sale, assignment, transfer or other disposition of Award Shares by him or her will be in compliance with such laws and regulations.

      SECTION 6. WITHHOLDINGS. The Company and each Affiliate shall have the right to retain and withhold from any payment (including the vesting) of Award Shares (and any dividends on Award Shares) any amounts required to be withheld or otherwise deducted and paid with respect to such payment (including the vesting thereof). At its discretion, the Company and each Affiliate may require the Grantee receiving Award Shares to reimburse the Company or any Affiliate for any such taxes required to be withheld by the Company or the Affiliate and withhold any distribution in whole or in part until the Company and each Affiliate is so reimbursed. In lieu thereof, the Company and each Affiliate shall have the right to withhold from any other cash amounts due or to become due from the Company or the Affiliate to the Grantee an amount equal to such taxes required to be withheld by the Company or the Affiliate as reimbursement for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes in order to reimburse the Company or the Affiliate for any such taxes.

      SECTION 7. ADJUSTMENTS TO AWARD SHARES.

      7.1 Stock Dividends and Splits and Similar Transactions. Subject to any required action by the Company's Board of Directors and stockholders, the number of Award Shares shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from the payment of a Share dividend, a Share split, a Share reverse-split or any similar transaction.

      7.2 Change in Par Value. In the event of a change in the Company's Shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

      7.3 Other Capital Adjustments. Except as hereinbefore expressly provided in Section 7.1 and except for rights that all holders of Common Stock shall have, Grantee shall have no rights by reason of any subdivision or consolidation of Shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation; any issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall not affect the Award, and no adjustment by reason thereof shall be made with respect to the number or price of the Company's Shares subject to the Award. An Award of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

      SECTION 8. GRANTEE'S REPRESENTATIONS AND WARRANTIES. Grantee represents and warrants that:

      (a) such Grantee has not and will not, directly or indirectly, Transfer any Award Shares except in accordance with the terms of this Agreement;

      (b) such Grantee has, or such Grantee together with such Grantee's advisors, if any, have such knowledge and experience in financial, business and tax matters that such Grantee is, or such Grantee together with such Grantee's advisors, if any, are capable of evaluating the merits and risks relating to such Grantee's investment in the Award Shares and making an investment decision with respect to the Company;

      (c) such Grantee has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and such Grantee's investment in the Award Shares; and

      (d) such Grantee realizes that there are substantial risks incident to an investment in the Award Shares.

      SECTION 9. IMPACT ON OTHER BENEFITS. The value of the Award Shares (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

      SECTION 10. ADMINISTRATION. The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Grantee, and any and all interested parties.

      SECTION 11. AMENDMENT(S). This Agreement shall be subject to the terms of the Plan, as amended from time to time, except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any amendment or termination approved after the Award Date without the Grantee's written consent.

      SECTION 12. FORCE AND EFFECT. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

      SECTION 13. GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland.

      SECTION 14. MISCELLANEOUS.

      14.1 Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Grantee at the address appearing in the personnel records of the Company for such Grantee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      14.2 This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof. By execution of this Agreement, the Grantee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                     CAPSTEAD MORTGAGE CORPORATION

                                     By: /s/ ANDREW F. JACOBS
                                         -------------------------------------
                                         Andrew F. Jacobs
                                         President and Chief Executive Officer

                                    [GRANTEE]

                                    /s/ MICHAEL G. O'NEIL
                                    ------------------------------------------
                                         Michael G. O'Neil

                                                                 EXHIBIT 10.4(w)

                          CAPSTEAD MORTGAGE CORPORATION

                           RESTRICTED STOCK AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

      THIS AGREEMENT made and entered into as of the 13th day of May, 2005 (hereinafter called the "Award Date"), by and between Capstead Mortgage Corporation, a Maryland corporation (the "Company"), and Howard Rubin (the "Grantee").

      WHEREAS, the Company, having determined that its interests will be advanced by providing an incentive to the Grantee to increase the performance of the Company and its Affiliates, has awarded to the grantee a restricted stock award conditioned upon the execution by the Company and the Grantee of a Restricted Stock Agreement.

      THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, the parties hereby agree as follows:

      SECTION 1. GRANT.

      1.1 Grant and Acceptance. The Company does hereby grant and transfer to the Grantee, for no cash consideration from the Grantee, and the Grantee does hereby accept from the Company, an aggregate of 5,000 shares (the "Award Shares") of the Common Stock, $0.01 par value per share, of the Company (the "Common Stock") according to the terms and conditions and subject to the restrictions hereinafter set forth.

      1.2 Effect of Plan. The Award Shares shall constitute Restricted Stock and this grant shall constitute an Award, each as defined in the Company's 2004 Flexible Long-Term Incentive Plan (the "Plan"). This Agreement is expressly subject to the terms and provisions of the Plan and in the event there is a conflict between the terms of the Plan and this Agreement, the terms of the Plan shall control. All undefined capitalized terms used herein shall have the meanings assigned in the Plan. The Award is subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto.

      SECTION 2. RIGHTS IN SHARES. The Grantee, for the duration of this Agreement, shall be the record owner of, and shall be entitled to vote, the Award Shares and shall be entitled to receive all dividends and any other distributions declared on the Award Shares (provided, however, that nothing contained herein shall cause the Company to declare any such dividends or to make any such distributions).

      SECTION 3. VESTING.

      3.1 Vesting. The Award Shares shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                     Percentage of Shares              Cumulative
    Date           Vested on Specified Date       Percentage of Shares
------------       ------------------------       --------------------
May 13, 2006                  25                            25
May 13, 2007                  25                            50
May 13, 2008                  25                            75
May 13, 2009                  25                           100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided in Sections 3.2, 3.3 and 3.4 below, no additional Award Shares shall vest after termination of Grantee's directorship with the Company or any Affiliate for any reason (including termination by reason of voluntary or involuntary discharge, Disability or Retirement) in which case the Grantee shall, at the time of termination, forfeit all right, title and interest in and to any Award Shares not then vested.

      3.2 Effect of Grantee's Death. If the Grantee ceases to be a director of the Company or any Affiliate by reason of death, any and all outstanding Award Shares not fully vested shall automatically vest in full and the personal representatives heirs, legatees or distributees of the Grantee, as appropriate, shall become fully vested in the Award Shares effective on the date of the Grantee's death.

      3.3 Effect of Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any and all outstanding Award Shares not fully vested shall automatically vest in full immediately prior to such dissolution or liquidation.

      3.4 Effect of Change of Control. In the event of a Change in Control (as defined in the Plan), any and all outstanding Award Shares not fully vested shall automatically vest in full. The date on which such accelerated vesting shall occur shall be the date of the occurrence of the Change in Control.

      3.5 Effect of Forfeiture. Any Award Shares forfeited pursuant to Section
3.1 shall revert to the Company.

      SECTION 4. STOCK CERTIFICATES. Upon grant of the Award Shares, the Company shall cause its Transfer Agent to record Grantee's ownership of such Award Shares in book entry form. As Award Shares vest hereunder, such Award Shares shall be transferred into an unrestricted account in the name of the Grantee or, at the request of the Grantee, issued in stock certificate form. Any such certificates shall be unencumbered by any of the restrictions enumerated herein other than such restrictions as may be imposed by applicable federal or state securities laws and regulations.

      SECTION 5. TRANSFER AND REPURCHASES UPON TERMINATION.

      5.1 The unvested Award Shares shall not be offered, sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (each, a "Transfer") for any purpose whatsoever, other than to the Company, and shall not be subject, in whole or in part, to execution, attachment, or similar process in all such cases until the date of vesting. Any attempted Transfer of the unvested Award Shares, other than in accordance with the terms set forth herein, shall be void and of no effect.

      5.2 Grantee acknowledges that any sale, assignment, transfer or other disposition of vested Award Shares may be subject to restrictions contained in applicable federal or state securities laws and regulations and that any such sale, assignment, transfer or other disposition of Award Shares by him or her will be in compliance with such laws and regulations.

      SECTION 6. WITHHOLDINGS. The Company and each Affiliate shall have the right to retain and withhold from any payment (including the vesting) of Award Shares (and any dividends on Award Shares) any amounts required to be withheld or otherwise deducted and paid with respect to such payment (including the vesting thereof). At its discretion, the Company and each Affiliate may require the Grantee receiving Award Shares to reimburse the Company or any Affiliate for any such taxes required to be withheld by the Company or the Affiliate and withhold any distribution in whole or in part until the Company and each Affiliate is so reimbursed. In lieu thereof, the Company and each Affiliate shall have the right to withhold from any other cash amounts due or to become due from the Company or the Affiliate to the Grantee an amount equal to such taxes required to be withheld by the Company or the Affiliate as reimbursement for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes in order to reimburse the Company or the Affiliate for any such taxes.

      SECTION 7. ADJUSTMENTS TO AWARD SHARES.

      7.1 Stock Dividends and Splits and Similar Transactions. Subject to any required action by the Company's Board of Directors and stockholders, the number of Award Shares shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from the payment of a Share dividend, a Share split, a Share reverse-split or any similar transaction.

      7.2 Change in Par Value. In the event of a change in the Company's Shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

      7.3 Other Capital Adjustments. Except as hereinbefore expressly provided in Section 7.1 and except for rights that all holders of Common Stock shall have, Grantee shall have no rights by reason of any subdivision or consolidation of Shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation; any issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall not affect the Award, and no adjustment by reason thereof shall be made with respect to the number or price of the Company's Shares subject to the Award. An Award of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

      SECTION 8. GRANTEE'S REPRESENTATIONS AND WARRANTIES. Grantee represents and warrants that:

      (a) such Grantee has not and will not, directly or indirectly, Transfer any Award Shares except in accordance with the terms of this Agreement;

      (b) such Grantee has, or such Grantee together with such Grantee's advisors, if any, have such knowledge and experience in financial, business and tax matters that such Grantee is, or such Grantee together with such Grantee's advisors, if any, are capable of evaluating the merits and risks relating to such Grantee's investment in the Award Shares and making an investment decision with respect to the Company;

      (c) such Grantee has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and such Grantee's investment in the Award Shares; and

      (d) such Grantee realizes that there are substantial risks incident to an investment in the Award Shares.

      SECTION 9. IMPACT ON OTHER BENEFITS. The value of the Award Shares (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

      SECTION 10. ADMINISTRATION. The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Grantee, and any and all interested parties.

      SECTION 11. AMENDMENT(S). This Agreement shall be subject to the terms of the Plan, as amended from time to time, except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any amendment or termination approved after the Award Date without the Grantee's written consent.

      SECTION 12. FORCE AND EFFECT. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

      SECTION 13. GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland.

      SECTION 14. MISCELLANEOUS.

      14.1 Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Grantee at the address appearing in the personnel records of the Company for such Grantee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      14.2 This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof. By execution of this Agreement, the Grantee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                     CAPSTEAD MORTGAGE CORPORATION

                                     By: /s/ ANDREW F. JACOBS
                                         -------------------------------------
                                         Andrew F. Jacobs
                                         President and Chief Executive Officer

                                     [GRANTEE]

                                     /s/ HOWARD RUBIN
                                     -----------------------------------------
                                           Howard Rubin

                                                                 EXHIBIT 10.4(x)

                          CAPSTEAD MORTGAGE CORPORATION

                           RESTRICTED STOCK AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS

      THIS AGREEMENT made and entered into as of the 13th day of May, 2005 (hereinafter called the "Award Date"), by and between Capstead Mortgage Corporation, a Maryland corporation (the "Company"), and Mark S. Whiting (the "Grantee").

      WHEREAS, the Company, having determined that its interests will be advanced by providing an incentive to the Grantee to increase the performance of the Company and its Affiliates, has awarded to the grantee a restricted stock award conditioned upon the execution by the Company and the Grantee of a Restricted Stock Agreement.

      THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, the parties hereby agree as follows:

      SECTION 1.GRANT.

      1.1 Grant and Acceptance. The Company does hereby grant and transfer to the Grantee, for no cash consideration from the Grantee, and the Grantee does hereby accept from the Company, an aggregate of 5,000 shares (the "Award Shares") of the Common Stock, $0.01 par value per share, of the Company (the "Common Stock") according to the terms and conditions and subject to the restrictions hereinafter set forth.

      1.2 Effect of Plan. The Award Shares shall constitute Restricted Stock and this grant shall constitute an Award, each as defined in the Company's 2004 Flexible Long-Term Incentive Plan (the "Plan"). This Agreement is expressly subject to the terms and provisions of the Plan and in the event there is a conflict between the terms of the Plan and this Agreement, the terms of the Plan shall control. All undefined capitalized terms used herein shall have the meanings assigned in the Plan. The Award is subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto.

      SECTION 2.RIGHTS IN SHARES. The Grantee, for the duration of this Agreement, shall be the record owner of, and shall be entitled to vote, the Award Shares and shall be entitled to receive all dividends and any other distributions declared on the Award Shares (provided, however, that nothing contained herein shall cause the Company to declare any such dividends or to make any such distributions).

      SECTION 3.VESTING.

      3.1 Vesting. The Award Shares shall vest (become nonforfeitable) in accordance with the schedule set forth below:

                                 Percentage of Shares                  Cumulative
    Date                       Vested on Specified Date           Percentage of Shares
------------                   ------------------------           --------------------
May 13, 2006                              25                                25
May 13, 2007                              25                                50
May 13, 2008                              25                                75
May 13, 2009                              25                               100

provided, however, that notwithstanding the foregoing schedule, and except as otherwise provided in Sections 3.2, 3.3 and 3.4 below, no additional Award Shares shall vest after termination of Grantee's directorship with the Company or any Affiliate for any reason (including termination by reason of voluntary or involuntary discharge, Disability or Retirement) in which case the Grantee shall, at the time of termination, forfeit all right, title and interest in and to any Award Shares not then vested.

      3.2 Effect of Grantee's Death. If the Grantee ceases to be a director of the Company or any Affiliate by reason of death, any and all outstanding Award Shares not fully vested shall automatically vest in full and the personal representatives heirs, legatees or distributees of the Grantee, as appropriate, shall become fully vested in the Award Shares effective on the date of the Grantee's death.

      3.3 Effect of Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any and all outstanding Award Shares not fully vested shall automatically vest in full immediately prior to such dissolution or liquidation.

      3.4 Effect of Change of Control. In the event of a Change in Control (as defined in the Plan), any and all outstanding Award Shares not fully vested shall automatically vest in full. The date on which such accelerated vesting shall occur shall be the date of the occurrence of the Change in Control.

      3.5 Effect of Forfeiture. Any Award Shares forfeited pursuant to Section
3.1 shall revert to the Company.

      SECTION 4.STOCK CERTIFICATES. Upon grant of the Award Shares, the Company shall cause its Transfer Agent to record Grantee's ownership of such Award Shares in book entry form. As Award Shares vest hereunder, such Award Shares shall be transferred into an unrestricted account in the name of the Grantee or, at the request of the Grantee, issued in stock certificate form. Any such certificates shall be unencumbered by any of the restrictions enumerated herein other than such restrictions as may be imposed by applicable federal or state securities laws and regulations.

      SECTION 5.TRANSFER AND REPURCHASES UPON TERMINATION.

      5.1 The unvested Award Shares shall not be offered, sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (each, a "Transfer") for any purpose whatsoever, other than to the Company, and shall not be subject, in whole or in part, to execution, attachment, or similar process in all such cases until the date of vesting. Any attempted Transfer of the unvested Award Shares, other than in accordance with the terms set forth herein, shall be void and of no effect.

      5.2 Grantee acknowledges that any sale, assignment, transfer or other disposition of vested Award Shares may be subject to restrictions contained in applicable federal or state securities laws and regulations and that any such sale, assignment, transfer or other disposition of Award Shares by him or her will be in compliance with such laws and regulations.

      SECTION 6.WITHHOLDINGS. The Company and each Affiliate shall have the right to retain and withhold from any payment (including the vesting) of Award Shares (and any dividends on Award Shares) any amounts required to be withheld or otherwise deducted and paid with respect to such payment (including the vesting thereof). At its discretion, the Company and each Affiliate may require the Grantee receiving Award Shares to reimburse the Company or any Affiliate for any such taxes required to be withheld by the Company or the Affiliate and withhold any distribution in whole or in part until the Company and each Affiliate is so reimbursed. In lieu thereof, the Company and each Affiliate shall have the right to withhold from any other cash amounts due or to become due from the Company or the Affiliate to the Grantee an amount equal to such taxes required to be withheld by the Company or the Affiliate as reimbursement for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes in order to reimburse the Company or the Affiliate for any such taxes.

      SECTION 7.ADJUSTMENTS TO AWARD SHARES.

      7.1 Stock Dividends and Splits and Similar Transactions. Subject to any required action by the Company's Board of Directors and stockholders, the number of Award Shares shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from the payment of a Share dividend, a Share split, a Share reverse-split or any similar transaction.

      7.2 Change in Par Value. In the event of a change in the Company's Shares which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be shares within the meaning of the Plan.

      7.3 Other Capital Adjustments. Except as hereinbefore expressly provided in Section 7.1 and except for rights that all holders of Common Stock shall have, Grantee shall have no rights by reason of any subdivision or consolidation of Shares of any class or payment of any share dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation; any issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall not affect the Award, and no adjustment by reason thereof shall be made with respect to the number or price of the Company's Shares subject to the Award. An Award of Restricted Stock shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

      SECTION 8.GRANTEE'S REPRESENTATIONS AND WARRANTIES. Grantee represents and warrants that:

      (a) such Grantee has not and will not, directly or indirectly, Transfer any Award Shares except in accordance with the terms of this Agreement;

      (b) such Grantee has, or such Grantee together with such Grantee's advisors, if any, have such knowledge and experience in financial, business and tax matters that such Grantee is, or such Grantee together with such Grantee's advisors, if any, are capable of evaluating the merits and risks relating to such Grantee's investment in the Award Shares and making an investment decision with respect to the Company;

      (c) such Grantee has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and such Grantee's investment in the Award Shares; and

      (d) such Grantee realizes that there are substantial risks incident to an investment in the Award Shares.

      SECTION 9.IMPACT ON OTHER BENEFITS. The value of the Award Shares (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

      SECTION 10. ADMINISTRATION. The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Grantee, and any and all interested parties.

      SECTION 11. AMENDMENT(S). This Agreement shall be subject to the terms of the Plan, as amended from time to time, except that the Award that is the subject of this Agreement may not in any way be restricted or limited by any amendment or termination approved after the Award Date without the Grantee's written consent.

      SECTION 12. FORCE AND EFFECT. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

      SECTION 13. GOVERNING LAWS. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland.

      SECTION 14. MISCELLANEOUS.

      14.1 Any notice necessary under this Agreement shall be in writing, signed by the party giving or making the same, and addressed (a) to the Company in the care of its President or Secretary at the principal executive office of the Company in Dallas, Texas, (b) to the Grantee at the address appearing in the personnel records of the Company for such Grantee or (c) to either party at such other address as either party hereto may hereafter designate in writing to the other. Except as

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

otherwise provided herein, any such notice shall be deemed effective upon receipt thereof by the addressee.

      14.2 This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and both of which taken together shall constitute but one and the same instrument.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof. By execution of this Agreement, the Grantee acknowledges receipt of a copy of the Plan, the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and the informational supplement required by Rule 428(b)(1) under the Securities Act of 1933.

                                     CAPSTEAD MORTGAGE CORPORATION

                                     By: /s/ ANDREW F. JACOBS
                                        ---------------------------------------
                                         Andrew F. Jacobs
                                         President and Chief Executive Officer

                                     [GRANTEE]

                                     /s/ MARK S. WHITING
                                     ------------------------------------------
                                          Mark S. Whiting

                                       6